EXHIBIT 10.1




                             DISTRIBUTION AGREEMENT

                            Dated as of 1 June, 1999

                                 by and between

                            QUAD'sYSTEMS CORPORATION

                                       And

                                MIRAE CORPORATION


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                       QUAD - Mirae Distribution Agreement

                                TABLE OF CONTENTS


Section  Contents                                                          Page
-------  --------                                                          ----
1        APPOINTMENT OF QUAD AS MIRAE'S DISTRIBUTOR; ADDITIONAL LICENSES.    3
2        PRODUCT PRICING                                                     3
3        ORDERS, DELIVERY, ACCEPTANCE & PAYMENT TERMS                        4
4        TERM                                                                6
5        FIRST RIGHT OF DISTRIBUTION                                         6
6        QUAD'S ADDITIONAL RIGHTS AND OBLIGATIONS                            7
7        MIRAE'S ADDITIONAL RIGHTS AND OBLIGATIONS                           9
8        WARRANTIES; COMPLAINTS; RETURN OF PRODUCTS                         14
9        TERMINATION, REMEDIES, AND EVENTS FOLLOWING TERMINATION            15
10       INSURANCE                                                          17
11       FORCE MAJEURE                                                      18
12       REPRESENTATIONS AND WARRANTIES                                     18
13       ALTERNATE DISPUTE RESOLUTION                                       19
14       CONSENT TO JURISDICTION, SERVICE, AND VENUE                        21
15       MISCELLANEOUS                                                      21
16       DEFINED TERMS                                                      23

        SCHEDULE 1 - PRODUCTS
        SCHEDULE 2 - PRODUCT PRICING
        SCHEDULE 3 - QUAD's INITIAL FORECAST
        SCHEDULE 3.3 - EXAMPLE OF PURCHASE ORDER REQUIREMENT
        SCHEDULE 5 - MIRAE's PRODUCT SPECIFICATIONS
        SCHEDULE 6 - MIRAE's SPARE PARTS PRICES AND LEAD-TIMES
        SCHEDULE 7 - MIRAE's INDENTED COSTED BILL OF MATERIAL
        SCHEDULE 8 - MIRAE's ACCESSORIES PRICES AND LEAD-TIMES



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                               DISTRIBUTION AGREEMENT
------------------------------------------------------------------------------

     THIS DISTRIBUTION AGREEMENT (this "Agreement") is made as of this 1st day of June, 1999, by and between QUAD'systems Corporation, a Delaware corporation having its principal offices located at 2405 Maryland Road, Willow Grove, PA ("QUAD") and Mirae Corporation, a corporation organized and existing under the laws of the Republic of Korea having its principal place of business at #9-2, Cha Am-Dong, Chun An City, Chung Chong Nam-Do, 330-200 Korea ("MIRAE").

     IN CONSIDERATION of the terms, conditions, mutual agreements, and covenants contained in this Agreement, and for other good and valuable consideration, the parties to this Agreement, intending to be legally bound, agree as follows:

1. APPOINTMENT OF QUAD AS MIRAE'S DISTRIBUTOR; ADDITIONAL DISTRIBUTOR; ADDITIONAL LICENSES.


     1.1 MIRAE appoints QUAD as MIRAE's exclusive distributor in North America, South America, Europe, Africa, Israel and Turkey (the "Territory") of the Products set forth on Schedule 1 Agreement), under the terms and conditions of this Agreement, and QUAD hereby accepts such appointment.

     1.2 MIRAE hereby licenses to QUAD all of its Intellectual Property underlying the Products (i) to the extent necessary to use, market, sell, service and distribute the Products under this Agreement and
          (ii) to the extent necessary to manufacture, or have manufactured, spare parts in accordance with Section 7.1 (i) (19).

     1.3 MIRAE may prepare its own exhibits for, and participate in, all international shows in the Territory; provided that MIRAE makes a clear announcement that QUAD is MIRAE's exclusive distributor of Products in the Territory and directs all sales inquiries of the Products to QUAD. When QUAD exhibits at such shows, QUAD will identify that the Products are available through MIRAE representatives and distributors in other countries not in the Territory.. QUAD will direct sales inquiries and visitors from countries other than the Territory to any MIRAE exhibit so that MIRAE staff can pass the sales leads on to the appropriate distributor for follow-up.


2.   PRODUCT PRICING

     2.1 The initial purchase price of each Product is set forth on Schedule 2. Prices for the Products are subject to adjustment in accordance with this Section 2. All prices will be denominated, and payments will be made, in U.S. dollars.



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     2.2  MIRAE will offer all Products to QUAD at prices, terms, and conditions no less favorable than those MIRAE offers to any of its customers or other distributors purchasing a comparable volume of Product. If at any time during the term of this Agreement, MIRAE enters into an agreement (including the acceptance of any purchase order for a comparable volume of the Product) with any customer or other distributor at terms or prices or under conditions more favorable than those provided to QUAD under this Agreement (the "More Favorable Terms"), MIRAE will, within thirty (30) days of its acceptance of that agreement, offer QUAD in writing the More Favorable Terms. QUAD will have ten (10) days after receiving such offer to accept the More Favorable Terms after which time the offer, if not accepted, will terminate. Upon QUAD's acceptance of the More Favorable Terms, this Agreement will be automatically modified to reflect the same. MIRAE will, within ten (10) days after a written request by QUAD, provide QUAD with a certification by MIRAE's senior executive in charge of the SMT Assembly Equipment Business Unit that MIRAE is in compliance with this paragraph.

     2.3 QUAD and MIRAE will meet monthly ("Monthly Meeting") to discuss sales performance, product performance relative to the Product Specifications, market conditions and competitive position of the Products, that is objectively analyzed in accordance with product specifications and standards that QUAD and MIRAE mutually agree upon (included in this analysis will be competitor's product performance, specifications and actual market prices). During each Monthly Meeting, QUAD will provide to MIRAE generally available market information.

     2.4 Based upon the results of the Monthly Meeting, the parties will negotiate in good faith pricing adjustments or changes to the current Rolling Forecast (and corresponding changes to outstanding Purchase Orders) without penality, as necessary to account for compliance or non-compliance with the Product Specifications (including the performance standards that are included in the Product Specifications), changes in local market manufacturing costs, and/or sales performance relative to market conditions in the Territory. Such adjusted prices will become effective on the date of the mutual agreement to adjust the prices, unless the parties mutually agree to a later date. MIRAE will fulfill all Purchase Orders submitted by QUAD with MIRAE prior to the effective date of the price adjustment at the prices existing at the time the Purchase Order is submitted to MIRAE, PROVIDED, HOWEVER, that the confirmed or alternate delivery date for such Product specified on the Purchase Order shall be within ninety
          (90) days after the effective date of the price adjustment.

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3.   ORDERS, DELIVERY, ACCEPTANCE & PAYMENT TERMS

     3.1 On the last business day (the day on which QUAD's corporate headquarters are open for business) of each Quarterly Period during the term of this Agreement, QUAD will provide MIRAE with a (subject to Section 3.3 below) rolling forecast of planned purchases for each of the Products for the following four Quarterly Periods ("Rolling Forecast"). Each Rolling Forecast will be prepared by QUAD and will reflect QUAD's forecasted needs of the Products based on, without limitation, the then current and projected market conditions and fluctuations, the then current and projected prices of the Products and QUAD's business plan. Consequently, each Rolling Forecast may contain forecasted Product purchases substantially greater or substantially less than the prior forecast. Notwithstanding the above, the number of units forecast for the first Quarterly Period of each Rolling Forecast shall be equal to or greater than fifty (50%) of the total number of units forecast for the second Quarterly Period in the immediately preceding Rolling Forecast. In determining this requirement, fractional units shall be rounded up to the next integer.

     3.2 QUAD will place orders for Products by submitting to MIRAE written purchase orders (each a "Purchase Order"). To the extent any term or condition in any Purchase Order conflicts with any term or condition of this Agreement, the terms and conditions of this Agreement will control. Subject to Section 3.7, all Purchase Orders will specify the shipping destination (which MIRAE acknowledges may be QUAD's facilities or other location), and the required delivery date. Within five (5) working days of receiving the Purchase Order, MIRAE shall either (i) confirm the delivery date or dates specified on the Purchase Order or (ii) provide QUAD with an alternate delivery date(s). No Purchase Order will be binding until both parties confirm a delivery date(s). MIRAE will use its best efforts to ensure that the ordered Product will be delivered on the confirmed delivery date. MIRAE will notify QUAD within ten (10) days of the confirmed delivery date if MIRAE believes it will not meet the confirmed delivery date and will provide an alternate delivery date. In this case, QUAD will have the right to cancel such Purchase Order, without incurring any cancellation penalties. All such Purchase Orders shall be counted towards any minimum purchase requirements, notwithstanding the cancellation of the Purchase Order.

     3.3 Within seven days following the beginning of each Quarterly Period, QUAD'shall place Purchase Orders for Products equaling the total number of units contained in the Rolling Forecast for such Quarterly Period. (as shown in the example set forth on Schedule 3.3).

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     3.4  After confirmation of the shipping date of each Purchase Order by
          MIRAE, and within ten (10) business days of the anticipated ship dates QUAD will open a Letter of Credit to cover the purchase price of the Products. QUAD will authorize payment of the Letter of Credit promptly upon completion of a Quality Inspection at QUAD and QUAD's acceptance of the Products by delivering to MIRAE a certificate executed by an officer of QUAD authorizing the release of the funds under the Letter of Credit. In no event shall the acceptance of the Products by Quad or the delivery of the certificate result in the waiver of further claims or complaints (including any breach of MIRAE's warranty obligations under this Agreement), including those claims or complaints asserted by or in favor of a Person not a party to this Agreement, including any Customer. Provided all payments are made timely and in accordance with this Section for a period of six (6) consecutive months and all Products delivered to QUAD have passed the Quality Inspection for a period of time acceptable to QUAD, all payments for Products will be made within thirty (30) days of the invoice date by wire transfer in U.S. Dollars to the account designated in writing by MIRAE from time to time. Products will be invoiced when delivered to QUAD. QUAD will be granted a one percent (1%) discount on invoices paid within ten
          (10) days of delivery to QUAD. All discounts will be credited to QUAD's account and applied to future purchases.


     3.5 All Products will be shipped, in QUAD approved packing, F.O.B.Korea (as defined in INCOTERMS, 1990) in accordance with the shipping instructions specified in Purchase Order or otherwise specified by QUAD in writing at least ten (10) days before the scheduled shipping date.

     3.6 For each year during the term of this Agreement after the first year of the Initial Term, MIRAE will provide demonstration units of the Products for QUAD's use in promoting sales of the Products. For such demonstration units, QUAD's price shall be at the prices for such Product as determined under Section 2 hereof less a discount of *************** on such price. Payment conditions will be letter of credit at 90 days from the shipment of the Products. The total number of demonstration units allowed for purchase by QUAD in any year shall not exceed the greater of *******************************************.
          For a period of at least ************************* after QUAD's receipt of a demonstration unit, QUAD'shall not sell such unit or use such unit other than for demonstration purposes to prospective customers or for training of QUAD's personnel or customers.

4.   TERM

     4.1 This Agreement will govern the distribution of Products beginning on the date set forth in the preamble and continuing for three (3) years until 31 May 2002 (the "Initial Term"), unless sooner terminated in accordance with Section 9 of this Agreement.

     4.2 At the end of the Initial Term, this Agreement will automatically renew for additional one (1) year terms (each, a "Renewal Term") unless sooner terminated in accordance with Section 9 of this Agreement.

5.   FIRST RIGHT OF DISTRIBUTION

     5.1 QUAD will have the right of first refusal to be designated and appointed the exclusive distributor in the Territory for all Surface Mount Technology Products, Advanced Packaging Technology Products and all Options and Accessories for the Products currently owned by or hereinafter acquired or developed by or licensed to MIRAE (collectively, the "Additional Products").



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     5.2  Prior to MIRAE making any sales of Additional Products in the
          Territory or permitting the sale thereof by any Third Party (whether made directly or indirectly through agents, sales representatives, distributors or otherwise), MIRAE will submit to QUAD Product specifications and provide the Additional Product to QUAD to conduct a technical due diligence review and test of the Additional Product. QUAD'shall notify MIRAE in writing within such three (3) month period whether QUAD wishes to exercise its right to be designated the exclusive distributor of such Additional Products in the Territory. If QUAD fails to give MIRAE timely notice of QUAD's election to exercise its right to be designated the exclusive distributor granted in
          Section 5.1 above, MIRAE may proceed to sell the Additional Products in the Territory, without violating the terms hereof, PROVIDED, HOWEVER, that MIRAE shall not enter into a Third Party agreement under terms which are more favorable to the Third Party than offered to Quad.


     5.3 This Agreement shall govern the distribution by QUAD of any Additional Product, except to the extent otherwise amended by the parties in writing; PROVIDED, HOWEVER, that the purchase price for each Additional Product distributed hereunder will be mutually determined by the parties through good faith negotiations. All references in this Agreement to "Products," unless otherwise agreed in writing by the parties, shall include any Additional Product.

6.   QUAD'S ADDITIONAL RIGHTS AND OBLIGATIONS

     6.1  QUAD may, at any time and from time to time, in its sole discretion:

          (a) Distribute, market, sell and service Products using its own name, trademark, logo or the like.

          (b) Conduct its business and perform its obligations under this Agreement in any lawful manner consistent with the provisions of this Agreement.

     6.2  QUAD'shall, at all times:

          (a) Establish at its sole discretion, prices, including any discounts or allowances, and payment terms for the sales of the Products to its customers.



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          (b)  Not distribute or sell any competitive products for any Third
               Party supplier except for certain products (tape feeders, spare parts and limited numbers of QSA-60 placement systems) f rom Samsung or its related companies which QUAD determines in good faith that it is legally or contractually required to distribute under the agreements set forth in the separate form of written documents. For the purposes of this Section 6.2 (b), "competitive products" means products that are similar to and/or competitive with the Products and might be purchased by customers for substantially the same end use as the Products. Notwithstanding the above, QUAD'shall maintain the right to develop, manufacture, have manufactured, distribute or sell and service any or all of its own products, whether or not now existing or subsequently developed and to provide service for products from Samsung which QUAD determines in good faith that it is legally or contractually required to distribute under agreements set forth in the separate form of written documents.

          (c)  Exert its reasonable efforts to sell and distribute the Products.

          (d) Recruit, train, develop, and maintain sales, customer service, and delivery employees in reasonably adequate numbers necessary for QUAD to comply with its obligations under this Agreement.

          (e) Report promptly to MIRAE any information received concerning possible infringement of the Intellectual Property rights or unfair competition of any Third Party with the Products or MIRAE that may come to QUAD's attention.

          (f) Indemnify, defend, and hold MIRAE, its officers, directors, employees, successors, and assigns harmless against all losses, damages, or expenses of whatever form or nature, including reasonable attorneys' fees and other costs of legal defense, whether direct or indirect, that they, or any of them, may sustain or incur as a result of any acts or omissions of QUAD or any of its directors, officers, employees, or agents, but only due to (i) breach of any of the provisions of this Agreement,
               (ii) gross negligence or other willful misconduct in the performance of its duties hereunder, not otherwise permitted by this Agreement, or (iii) violation by QUAD or any of its directors, officers, employees, or agents of any applicable material law, regulation, or order in the United States pertaining to and adversely affecting QUAD's distribution and sale of Products to its customers; PROVIDED, HOWEVER, that the indemnity set forth in this paragraph will not apply if (a) MIRAE fails to notify QUAD within ten (10) days of receiving notice of such claim or to give QUAD the opportunity to defend such claim or (b) MIRAE, in the event QUAD chooses not to defend such claim, fails vigorously and in good faith to defend such claim.

          (g) Inform MIRAE of all legal and regulatory requirements and ordinances of the Territory applicable to the distribution of the Products which are known, or which become known, to QUAD.

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          (h)  During the term of this Agreement and for a period of three (3)
               years thereafter, (i) hold all of MIRAE's proprietary information and documents containing it supplied to QUAD by MIRAE related to the Products, such as specifications, blue prints, sales and service manuals, samples, and correspondence in trust and confidence consistent with the manner in which QUAD holds it own proprietary information in trust and confidence and (ii) not use or disclose any such proprietary information except when carrying out its duties and obligations pursuant to this Agreement and except as required by law.


               1.0 QUAD expressly agrees that any breach of paragraph (g) above will result in irreparable harm to MIRAE and that monetary damages would not be a sufficient remedy for any such breach. Accordingly, in the event of a breach or threatened breach by QUAD of paragraph (g) and in addition to any other remedy provided herein or by law or in equity, MIRAE will be entitled to appropriate equitable relief, including injunctive relief and specific performance, in any court of competent jurisdiction. In addition, MIRAE will be entitled to receive from QUAD its costs and reasonable attorneys' fees in connection with any successful enforcement of its rights under this paragraph.


          (i) Comply and assist MIRAE in complying with all applicable laws and regulations pertaining to the performance of this Agreement and the achievements of its purposes.

          (j) To the extent MIRAE deems it advisable in connection with QUAD's sales of the Products, make reasonable commercial efforts to obtain from end user customers of the Products customary end user license agreements with respect to any Intellectual Property rights licensed by MIRAE to QUAD.

          (k) Promptly notify MIRAE of any functional defects of the Products including their associated software. QUAD will make reasonable efforts to assist MIRAE to identify and define the root cause of the functional defects. MIRAE will use its best efforts to define and correct the root cause of all functional defects that cause machine downtime or yield loss. MIRAE will make reasonable efforts to fulfill QUAD requests that increase the utilization, capability and/or productivity of the Products.

          (l) QUAD will not solicit or make any other attempt to hire present or former MIRAE employees for a period of one year after termination of this agreement or one year after termination of the employee's employment whichever is greater.


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7.0  MIRAE'S ADDITIONAL RIGHTS AND OBLIGATIONS

     7.1  MIRAE shall, at all times:

          (a) Exert its best efforts to sell and deliver the Products to QUAD in accordance with QUAD's requirements.

          (b) Not market, sell or deliver, directly or indirectly except to QUAD, any Product or any product, product revision or extension similar to the Products (i) within the Territory or (ii) outside the Territory to any person who MIRAE knows or has reason to know will market, sell or deliver, directly or indirectly, any Product within the Territory.

          (c) Permit QUAD to participate in such advertising programs, allowances, and other arrangements related to the Products as MIRAE makes available to its distributors of any other products during the term of this Agreement.

          (d) Indemnify, defend, and hold QUAD, its officers, directors, employees, successors, and assigns harmless against all losses, damages, or expenses of whatever form or nature, including reasonable attorneys' fees and other costs of legal defense, whether direct or indirect, that they, or any of them, may sustain or incur as a result of any acts or omissions of MIRAE or any of its directors, officers, employees, or agents, but only due to (i) breach of any of the provisions of this Agreement,
               (ii) gross negligence or other willful misconduct in the performance of its duties hereunder, not otherwise permitted by this Agreement, (iii) violation by MIRAE or any of its directors, officers, employees, or agents of any applicable material law, regulation, or order in the United States or any other territory in which MIRAE sells the product, or (iv) any infringement or contravention of any patent, trademark, or other proprietary right of others arising from QUAD's purchase, resale and distribution of the Products in accordance with the terms of this Agreement, or (v) claims that Products sold by MIRAE to QUAD or by QUAD to end users after receipt thereof from MIRAE were defective; PROVIDED, HOWEVER, that the indemnity set forth in this paragraph will not apply if (a) QUAD fails to notify MIRAE within ten (10) days of receiving notice of such claim or to give MIRAE the opportunity to defend such claim or (b) QUAD, in the event MIRAE chooses not to defend such claim, fails vigorously and in good faith to defend such claim.

          (e) Not sell any Product to QUAD that MIRAE knows or has reason to believe is defective.



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          (f)  Comply and assist QUAD in complying with all applicable laws and regulations pertaining to the performance of this Agreement and the achievements of its purposes.

          (g) Provide QUAD with one-hundred-eighty (180) days written notice prior to discontinuing the manufacture and/or sale of any Product and permit QUAD to return to MIRAE within ninety (90) days of receipt of such notice any Product without damage previously purchased but not sold by QUAD under this Agreement. All such returns will be for a credit or exchange, at QUAD's sole option, and will not be subject to any penalties, charges, or restocking fees. In addition the Initial Forecast shall be modified to exclude the quantities of the Product from the seventy percent requirement under Section 9.6.and the current forecast shall be amended to remove the Product.

          (h) During the term of this Agreement and for a period of three (3) years thereafter, (i) hold all of QUAD's proprietary information and documents containing it supplied to MIRAE by QUAD related to such Product, such as customer lists, marketing plans, and correspondence in trust and confidence consistent with the manner in which MIRAE holds it own proprietary information in trust and confidence and (ii) not use or disclose any such proprietary information except when carrying out its duties and obligations pursuant to this Agreement and except as required by law.

               1.0 MIRAE expressly agrees that any breach of paragraph (h) above will result in irreparable harm to QUAD and that monetary damages would not be a sufficient remedy for any such breach. Accordingly, in the event of a breach or threatened breach by MIRAE of paragraph (h) above and in addition to any other remedy provided herein or by law or in equity, QUAD will be entitled to appropriate equitable relief, including injunctive relief and specific performance, in any court of competent jurisdiction. In addition, QUAD will be entitled to receive from MIRAE its costs and reasonable attorneys' fees in connection with any successful enforcement of its rights under this subparagraph.

          (i) Provide QUAD with the following Product and technical service support.

               1.0 Unlimited Product phone support by means of a dedicated phone line twenty four (24) hours a day to assist QUAD in carrying out its duties under this Agreement.

               2.0 At times and places mutually agreed by QUAD and MIRAE, MIRAE will provide at least four (4) weeks per year free training to QUAD associates as required for QUAD's expert performance of field service, application assistance and customer training. In this event QUAD'shall be obligated to pay only QUAD associates' travel and living expenses. However, QUAD may request MIRAE to provide additional training in addition to the four (4) weeks per year at MIRAEs facilities in Korea or each of QUAD's Willow Grove or High Wycombe facilities. In this event QUAD'shall pay only MIRAE associates' travel and living expenses.

               3.0 MIRAE will provide QUAD with complete documentation for all Products in electronic form for all use, operation, programming and maintenance manuals. The maintenance manual will recommend the spare parts that should be stocked at the machine installation site in order to minimize possible downtime. The documentation will be updated at least quarterly to reflect engineering change activity.

               4.0 MIRAE will recommend to QUAD the stock levels of spare parts needed to meet both warranty and after warranty demand. [Attached hereto as Schedule 6 is a spare parts price and lead-time list.]. Prices will be based upon ************ *******************************. Spare parts prices may be adjusted according to Section 2.4.

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               5.0  MIRAE will ship within twenty-four hours all requested
                    "machine down" spare parts when QUAD notifies MIRAE that a "machine down" condition exists at a customer site.

               6.0 MIRAE will provide QUAD a monthly report of all open purchase orders for spare parts and accessories.

               7.0 MIRAE will provide QUAD with all technical documentation necessary to isolate faults to the field replaceable units. Such documentation will include exploded assembly drawings, perspective component drawings, wire lists and schematics for all electrical and pneumatic panels, wire harnesses and printed wiring board assemblies. QUAD will treat any proprietary information in strict accordance with QUAD's confidentiality obligations.

               8.0 MIRAE will label each field replaceable unit with its part number, revision level and quality inspection marks.

               9.0 MIRAE will ship all items to QUAD accompanied by packing slips both inside and on the outside of the container showing QUAD purchase order, part numbers and quantities shipped. All parts will be properly packaged and labeled. Each part will be individually and permanently marked with both QUAD's and MIRAE's part numbers.

               10.0 MIRAE will label each crate with the machine model, serial number, voltage and options enclosed.

               11.0 MIRAE will show on all invoices the machine model, serial number and QUAD purchase order number.

               12.0 MIRAE will continue to supply spare parts and service support to QUAD for a period of five (5) years after the discontinuation of a Product or the termination of this agreement, whichever occurs first.

               13.0 MIRAE will promptly notify QUAD of all engineering design changes that affect "form, fit or function". MIRAE will assign a new part number when a component or assembly is not "form, fit or function" equivalent to its predecessor. MIRAE will change the revision level when a component or assembly is changed in a way that does NOT affect its "form, fit and function".



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               14.0 MIRAE will provide QUAD with release notes, updated
                    documentation and master copies of each version of the Product software prior to shipment of Product containing the new software version. QUAD may direct MIRAE to delay distribution of the new software until it has been validated and QUAD's customer service associates have been trained to properly support the new software.

               15.0 MIRAE will provide QUAD with a machine readable indented
                    Bill Of Material that identifies all assemblies and components of each Product which shall be attached hereto as
                    Schedule 7 and made part hereof.

               16.0 MIRAE will provide Material Safety Data Sheets for all materials supplied with the Products.

               17.0 MIRAE should develop and maintain a web-site that makes available the current Bill Of Material and provide QUAD with a database of historical Bill Of Material.

               18.0 On or before June 15, 1999, MIRAE will provide QUAD with a list of accessories to the Products and the prices and lead times, which list shall be attached hereto as Schedule 8 and made part hereof. Such accessories shall include, without limitation, those accessories currently listed on Schedule 8.

               19.0 MIRAE will, upon request from QUAD, supply commercial part specifications and detail drawings for proprietary parts that would permit QUAD to domestically procure spare parts or build spare parts required to meet QUAD's demand in the Territory if MIRAE is unable to meet QUAD's spare parts requirements.

               20.0 MIRAE will, as part of its obligations to provide products which conform to all laws and regulations in the Territory which QUAD has made MIRAE aware, provide QUAD with a CE certificate for each Product shipped to QUAD.

               21.0 MIRAE will include an accessories kit with each Product. The accessories kit will include all items needed to operate and maintain the Product for the first three months., including, but not limited to: software installation media, spare nozzles, SMEMA cables, power cord and connectors and any special MIRAE tools required for routine operation of the Product.

          (j) MIRAE will not solicit or make any other attempt to hire present or former QUAD employees for a period of one year after termination of this agreement or one year after termination of the employee's employment whichever is greater.

8.0  WARRANTIES; COMPLAINTS; RETURN OF PRODUCTS COMPLAINTS; RETURN OF PRODUCTS

     8.1  MIRAE warrants and represents to QUAD that all Products sold to QUAD
          (i) will be free of all defects in material and workmanship for a period of twelve (12) months after Customer's acceptance thereof, (ii) will be produced and labeled in full compliance with all applicable laws, regulations and ordinances in the Territory of which QUAD has made MIRAE aware and (iii) will meet the mutually agreed upon Product specification (the "Product Specification"). The parties will negotiate in good faith to mutually agree upon the Product Specifications, which Product Specifications will be attached to this Agreement and made part hereof. The Product Specifications shall include, without limitation, those product specifications and performance criteria set forth on Schedule 5 attached to this Agreement.

     8.2 MIRAE warrants to QUAD that all Products include design and performance capabilities so that prior to, during, and after the calendar year 2000, the Products will not malfunction, produce invalid or incorrect results or abnormally cease to function because of the year 2000 date change. Such design and performance capabilities will include the ability to recognize the century and date-related functions that indicate the century. MIRAE further warrants that all methods, procedures and systems by which it interfaces with QUAD, including its ordering, invoicing, and payment processes, shall be year 2000 compliant.

     8.3 If QUAD claims that any Product it has received from MIRAE is of deficient quality (including Products with respect to which MIRAE has breached any of its warranties set out in this Section 8), QUAD will notify MIRAE in writing of such claim within thirty (30) days of receipt of knowledge of such deficiency. Failure to provide notice hereunder will not result in the waiver of any further claims or complaints, including those claims or complaints asserted by or in favor of a Person not a party to this Agreement, including any Customer. Such notice will specify whether the deficient Product is to be repaired or replaced as requested by QUAD (if deficiency is discovered prior to Customer acceptance) or by the Customer (if deficiency is discovered subsequent to Customer acceptance).

     8.4 QUAD may return to MIRAE the Products (except Products repaired by MIRAE at QUAD's election) that QUAD determines in good faith are not in compliance with the provisions of this Section 8 without any default of MIRAE. When QUAD notifies MIRAE that a defective Product has been identified by QUAD in accordance with MIRAE's maintenance and troubleshooting procedures, then MIRAE will issue within ten (10) days after notification, a return material authorization ("RMA") instructing QUAD how to label and where to ship the defective Product. QUAD will pay the freight for the return of the defective Product. Upon receipt of the returned Product and verification that the Product is actually defective, MIRAE shall have option to repair or replace the defective Products. MIRAE will credit the cost incurred in the return of the Product to QUAD's account and pay the freight expense to return any repaired or replaced Product to QUAD.

     8.5 The representations and warranties contained in this Section 8 shall inure to the benefit of QUAD, its successors, assigns and all Customers who purchase Product from QUAD or its permitted agents, representatives or sub-distributors.

     8.6 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THIS AGREEMENT FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR RELIANCE DAMAGES (OR ANY LOSS OF REVENUE, PROFITS OR DATA), HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR UNDER ANY OTHER LEGAL THEORY, WHETHER FORESEEABLE OR NOT AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY, BOTH PARTIES AGREE THAT THESE LIMITATIONS OF LIABILITY ARE AGREED ALLOCATIONS OF RISK AND ARE REFLECTED IN THE FEES AGREED UPON BY THE PARTIES.


9.0  TERMINATION, REMEDIES, AND EVENTS FOLLOWING TERMINATION

     9.1 If MIRAE breaches or fails to perform any provision of this Agreement, QUAD may, in addition to and not in lieu of all other remedies available under this Agreement or provided by law or in equity, effective ninety (90) days after delivery of written notice of such breach or failure to perform, and provided such breach or failure to perform has not been cured by MIRAE within such 90-day period, (i) terminate this Agreement, (ii) suspend performance of its obligations under this Agreement with respect to the Product relating to such breach or failure to perform, or (iii) remove the Product related to such breach or failure to perform from Schedule 1.

     9.2 If QUAD breaches or fails to perform any provision of this Agreement, MIRAE may, in addition to and not in lieu of all other remedies available under this Agreement or provided by law or in equity, effective ninety (90) days after delivery of written notice of such breach or failure to perform, and provided such breach or failure to perform has not been cured by QUAD within such 90-day period, (i) terminate this Agreement, (ii) suspend performance of its obligations under this Agreement with respect to the Product relating to such breach or failure to perform, or (iii) remove the Product related to such breach or failure to perform from Schedule 1.

     9.3 Either party may terminate this Agreement, effective upon delivery of notice of termination to the other party, if (i) the other party files a petition in bankruptcy or makes an assignment for the benefit of creditors, (ii) any involuntary petition in bankruptcy or petition for an arrangement of debts is entered in a court or consented to by the other party, (iii) a receiver is appointed for the business of the other party, or any part thereof, and the said involuntary petition or petition for an arrangement or appointment of a receiver is not vacated or discharged within sixty (60) days, or (iv) the other party discontinues its operations for any reason whatsoever.

     9.4 Either party may terminate this Agreement at the end of the Initial Term or any Renewal Term by giving the other party written notice of termination at least one hundred eighty (180) days prior to the end of the then current Initial Term or Renewal Term.

     9.5 If MIRAE fails to supply Product for a period of six (6) months or more due to the effect of an event of force majeure under Section 11, QUAD may terminate this Agreement, effective thirty (30) days after giving written notice of termination and the event of force majeure continuing.

     9.6 If QUAD, after using its reasonable efforts, is unable during the first Contract Year to obtain binding purchase orders from its customers for the purchase of at least seventy percent (70%) of the total units of Products shown in the first twelve months forecast in the Initial Forecast (and such failure is not the result of a breach by Mirae of any provision contained in this Agreement), either party may, effective ninety (90) days after delivery of written notice to the other, (i) terminate this Agreement, (ii) suspend performance of its obligations under this Agreement with respect to the Product relating to such breach or failure to perform, or (iii) remove the Product related to such breach or failure to perform from Schedule 1. For purposes of the calculation in this Section 9.6, (a) the 70 % requirement shall be calculated without regard to the product mix set forth in the Initial Forecast and may be met through the purchase of the requisite number of any single Products or combination thereof and
          (b) fractional units shall be rounded up to the next integer.

     9.7 If Quad is unable to begin shipment of Products to customers on or before September 30, 1999 or if the product fails to meet the mutually agreed to Product Specifications contained in Schedule 5 by September 30, 1999, QUAD'shall have the right, at its sole option, to terminate this Agreement effective thirty (30) days after written notice to MIRAE.

     9.8  Upon (i) the termination of this Agreement in accordance with this
          Section 9 or (ii) the removal of a Product from Schedule 1 pursuant to this Section 9, the following will occur with respect to this Agreement in the instance of (i) above and with respect to the applicable Product in the instance of (ii) above:

          (a) All rights, licenses, privileges, and obligations granted or received by the parties under this Agreement will immediately cease and terminate, except as specifically preserved, extended, or imposed by any other provision of this Agreement.

          (b) At QUAD's option, MIRAE will purchase all Products in the possession of QUAD that are in their original packaging and are not identified with any customer purchase order provided to QUAD by any of QUAD's customers, if QUAD is not a breaching party. In this event the price paid for such Products will be the price at which QUAD purchased the Products from MIRAE.

          (c) Any indebtedness of either party to the other not already due will become immediately due and payable as of the effective date of termination of this Agreement.

          (d) The recipient of proprietary information received pursuant to this Agreement will return to the submitter of such information or otherwise dispose of as the other party may direct, all proprietary information and other data relating to the Products, the submitting party, or its customers that may have been furnished to the recipient.


     9.9 The parties agree that, in the event of a commencement of a bankruptcy proceeding by or against MIRAE or MIRAE discontinues its operations, QUAD will be entitled to the right to purchase all rights and licenses to the Intellectual Property and other technical information used or useful in the manufacture, use or sale of the Products if QUAD elects to continue the sale the Products.

     9.10 MIRAE will pay to QUAD a commission of *************** of the selling price of any Product sold or delivered to a QUAD Customer for a period of one (1) year after the termination of this Agreement by MIRAE if such termination is not caused by a breach or failure to perform any provision of this Agreement by QUAD.

     9.11 The obligations of the parties under Subsections, 6.2(f) and (h), 7.1(d) and (h), 7.1(i)(12), 9.6, 9.7, and Sections 8, 12, 13, 14 and
          15 will survive termination or expiration of this Agreement for any reason.


10.0 INSURANCE

     10.1 QUAD will, at all times during the term of this Agreement, maintain in full force and effect, for the benefit of itself and MIRAE, general liability insurance coverage on QUAD's operations, in form and from an insurer reasonably satisfactory to MIRAE, covering all services to be performed and all obligations assumed under the terms of this Agreement.

     10.2 MIRAE will, at all times during the term of this Agreement, maintain in full force and effect, for the benefit of itself and QUAD, general liability insurance coverage on MIRAE's operations, in form and from an insurer reasonably satisfactory to QUAD, covering all services to be performed and all obligations assumed under the terms of this Agreement.

11.0 FORCE MAJEURE

     11.1 Failure of either party to perform any provision of this Agreement by reason of strikes, fires, floods, freezes, accidents, war (whether or not declared), riots, insurrections, acts of God, acts of government, acts of the public enemy, inability to obtain materials or labor, any failure by QUAD to perform on account of the failure of MIRAE to supply QUAD with Product, or other causes which are reasonably beyond the control of the defaulting party will not constitute an event of default or breach of this Agreement. If in consequence of any such force majeure the total demands for Products cannot be supplied by MIRAE, MIRAE will equitably allocate its available supply among QUAD and MIRAE's other customers based on the amount ordered by each. In addition, MIRAE will provide QUAD with reasonable assistance in QUAD's efforts to obtain alternate supply of Products during the period of the force majeure. The party claiming force majeure will promptly notify the other party of the termination of such event.

12.0 REPRESENTATIONS AND WARRANTIES

     12.1 The execution and delivery by MIRAE of this Agreement and the performance by MIRAE of its obligations hereunder has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the articles of incorporation of MIRAE, as amended and restated or the By-laws of MIRAE, as amended, or any provision of any indenture, agreement or other instrument to which MIRAE, any of its subsidiaries or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of MIRAE or any of its subsidiaries.

     12.2 The execution and delivery by QUAD of this Agreement and the performance by QUAD of its obligations hereunder has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the articles of incorporation of QUAD, as amended and restated or the By-laws of QUAD, as amended, or any provision of any indenture, agreement or other instrument to which QUAD, any of its subsidiaries or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of QUAD or any of its subsidiaries.


     12.3 Each party warrants and represents that neither it nor any of its directors, officers, employees, or agents is an official agent, or employee of any government, governmental agency, or political party or a candidate for any political office on the date of this Agreement. Each party shall promptly notify the other party of the occurrence of any event that would or may result in an exception to the foregoing representation. Neither party shall, directly or indirectly, in the name, of on behalf of, or for the benefit of the other party, offer, promise, or authorize to pay, or pay any compensation, or give anything of value to any official, agent, or employee of any governmental agency, or to any political party or officer, employee, or agent thereof, or any candidate for political office. Each party shall require each of its officers, directors, employees, and agents to comply with the provisions of this Article 12.3. QUAD is familiar with the requirements and prohibitions of the Foreign Corrupt Practices Act of the United States ("FCPA") and hereby agrees to comply with such requirements and does not desire and agrees not to request any action that would require MIRAE to violate any provision of the FCPA.

13.0 ALTERNATE DISPUTE RESOLUTION

     13.1 Each party shall designate in writing an account manager to serve as the primary interface between both parties.

     13.2 If any dispute or disagreement arises between the parties with respect to the interpretation of any provision of this Agreement or with respect to the performance of either party hereunder, the account manager from each of the parties will meet for the purpose of resolving the dispute. If the account managers are unable to resolve the dispute within five (5) business days, the dispute will then be submitted to an executive representative of each party (the "Representatives") who will commence meeting within five (5) business days in order to gather and furnish to each other all essential, non-privileged information that the parties believe germane to resolution of the matter at issue. During the course of the dispute resolution procedures between the Representatives (the "Representative Negotiation Period"), information exchanged will be limited to non-privileged information. All requests will be made in good faith and be reasonable in light of the time period specified for the Representative Negotiation Period. The Representatives may mutually agree to appoint a neutral advisor or mediator to facilitate negotiations and, if requested by both parties, to render non-binding opinions. No dispute may be submitted for arbitration under the following paragraph by either party until thirty (30) days of the Representative Negotiation Period has expired, or such shorter period as the parties may mutually agree in writing. The provisions of this paragraph will not prevent either party from seeking (a) injunctive relief as set forth in Section 8, 6.2(e) and 7.1(h) hereof or (b) specific performance of the other party's willful failure to perform its obligations under this Agreement.

     13.3 If any dispute between the parties is not resolved pursuant to the above paragraph, upon expiration of the Representative Negotiation Period, either party may submit the dispute to final, binding and non-appealable arbitration ("Arbitration") in accordance with the rules and procedures set forth in this Section, without any right by either party to a trial de novo in a court of competent jurisdiction by giving to the other party demand for arbitration. Judgment upon the award or decision rendered by the arbitrators may be entered in any court having jurisdiction thereof, or applications may be made to such court for a judicial recognition of the arbitration award or an order of enforcement thereof, as the case may be.

     13.4 Arbitration proceedings under this Section 13 shall be governed by the Rules of the American Arbitration Association ("AAA"), except to the extent contrary to the provisions of this Section 13. Arbitration proceedings shall be held in Philadelphia, Pennsylvania, unless otherwise agreed to by the parties in writing. The arbitration panel shall consist of three (3) arbitrators selected as follows: each party shall select an arbitrator within twenty (20) days after service of the notice of demand for arbitration under Section 13 hereof, and the two arbitrators selected by the parties shall select the third arbitrator within ten (10) days thereafter. Promptly after the selection of the arbitrators, the arbitrators shall set a date for the issuance of the arbitral decision, which date shall be not later than either (8) months (or such earlier date as may be agreed to by the parties to the dispute) from the date of the selection of the arbitrators, with other dates, including the dates for final submissions of evidence, set in light of this date. The date for the final submissions of evidence shall not be changed absent extraordinary circumstances. The arbitrators shall have the power to impose sanctions, including dismissal of the proceedings for dilatory tactics or undue delay in completing the arbitral proceedings. The arbitrators shall be responsible for establishing the timing, amount, and means of discovery, and for resolving discovery and other pre-hearing disagreement. The procedure for arbitration shall be based solely on a written record, with all testimony taken in written form. The arbitrators may exclude any evidence that is irrelevant, immaterial, unduly repetitions, prejudicial, or privileged. The arbitrators shall issue a written decision, including findings of fact and the legal basis for the decision, within sixty (60) days after the end of the discovery period. The arbitral decision shall be based on the evidence in the record and the laws of the Commonwealth of Pennsylvania, without regard to choice of law provisions. The decision of a majority of the arbitrators shall be final and binding upon the parties hereto and shall not be subject to appeal.


     13.5 Each party will, except as otherwise provided herein, be responsible for its own expenses, including legal fees, incurred in the course of the Arbitration. The fees of the arbitrator(s) will be divided evenly between the parties.

14.0 CONSENT TO JURISDICTION, SERVICE, AND VENUE

     14.1 For the purpose of any suit, action, or proceeding otherwise permitted under this Agreement, MIRAE and QUAD each irrevocably consents and submits to the jurisdiction and venue of any of the courts of the Commonwealth of Pennsylvania or of any Federal court located in Pennsylvania, regardless of the convenience of such forum, and MIRAE and QUAD each further agrees and consents to accept and acknowledge all service of process carried out by means of registered mail, return receipt requested in connection with any such matter. The provisions of this Section will not limit or otherwise affect the right of MIRAE and QUAD to institute and conduct action in any other appropriate manner, jurisdiction, or court.

     14.2 ANY ACTION OR CLAIMS AGAINST MIRAE OR QUAD ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY COMPLETED SALE HEREUNDER, OR BY REASON OF ANY FEDERAL OR STATE STATUTORY PROVISION RELATING THERETO, MUST BE COMMENCED WITHIN ONE (1) YEAR FROM THE DATE SUCH CAUSE OF ACTION ARISES, OTHERWISE SUCH ACTION OR CLAIM WILL BE BARRED NOTWITHSTANDING ANY STATUTORY PERIOD OF LIMITATIONS TO THE CONTRARY.

15.0 MISCELLANEOUS

     15.1 The parties recognize and intend that portions of this Agreement are very general in nature, and the parties acknowledge that they intend to operate in good faith and deal fairly with one another when interpreting their respective obligations hereunder.

     15.2 QUAD may appoint any subagent, sub-distributor, or other Person to promote the sale of the Products or otherwise to perform any of QUAD's obligations under this Agreement, provided each such subagent, sub-distributor or other Person agrees to be bound to the terms and conditions of this Agreement.

     15.3 Nothing in this Agreement will constitute or be deemed to constitute a franchise, license, joint venture, partnership, agency, or relationship of employment between the parties. QUAD acknowledges that it is acting solely as an independent contractor and has no authority or power to bind MIRAE.

     15.4 None of the rights or privileges set forth in this Agreement will be sold, transferred, leased, assigned, pledged, mortgaged, hypothecated, or otherwise disposed of without the prior written consent of the parties hereto; PROVIDED, HOWEVER, that QUAD or MIRAE may, without the other's consent, assign this Agreement to a successor by merger, consolidation, or acquisition of substantially all of its operating assets, or to an Affiliate of either party. The sale of a controlling stock interest of either party constitutes an assignment under this Agreement. The performance by a permitted assignee of either party, pursuant to this paragraph, of all or any portion of the assignor's obligations hereunder, will be deemed for all purposes of this Agreement fulfillment and a release of the assignor's obligations hereunder.

     15.5 If any material provision of this Agreement is declared invalid or contrary to law by any court, governmental agency, body or tribunal, either party may terminate this Agreement upon ninety (90) days' prior written notice to the other party. If this Agreement is not terminated pursuant to the previous sentence, the remaining provisions of this Agreement will remain in full force and effect.

     15.6 All demands, notices, orders, payments, or other writings to be sent by either party to the other party under or pursuant to this Agreement will be given in writing, and will be deemed to have been given when delivered in person, or on the date of delivery of such notice by a major overnight delivery service such as Federal Express, or by telecopy with a hard copy delivered promptly by one of the methods described above, and

          (a)  if sent to MIRAE, will be sent to:

                              Mirae Corporation
                              #9-2, Cha Am-Dong, Chun An City
                              Chung Chong Nam-Do, 330-200 Korea

          (b)  if sent to QUAD, will be sent to:

                              QUAD'systems Corporation
                              2405 Maryland Road
                              Willow Grove, PA 19090 USA

       15.7 This Agreement represents the entire contract between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the parties (including the Letter of Intent between the parties dated 22 April, 1999), and there are no warranties, representations, or other agreements pertaining to the subject matter hereof between the parties except as specifically set forth herein. Except as provided in Sections 2 and 9, no addition to or waiver or modification of any provision of this Agreement will be binding unless in writing and signed by a duly authorized representative of each party. Without limiting the generality of the foregoing, no modification or amendment will be effected by or result from the receipt, acceptance, signing, or acknowledgment of any orders, order acknowledgments, quotation forms, invoices, shipping documents, or other business forms containing terms or conditions in addition to or different from the terms and conditions set forth in this Agreement.

       15.8 Any failure by a party hereto to exercise any of its rights hereunder will not be construed as a waiver of such rights, nor will any failure preclude exercise of such rights at any later time.

       15.9 Any and all taxes, excises, assessments, levies, imports, duties, costs, charges, and penalties which may be assessed, levied, demanded, or imposed by any governmental agency in connection with this Agreement will be paid by the party upon whom they are imposed and will be the sole obligation of such party.

       15.10 Section headings are for convenience only and are not to be construed as part of this Agreement.

       15.11 This Agreement and the performance of the rights and obligations hereunder will be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles.

       15.12 When used in this Agreement, the term "including" means "including without limitation."

16.0    DEFINED TERMS

       16.1 As used in this Agreement, the following capitalized terms, including their plural forms, will have the meanings set forth in this Section 16:

       16.2   "Additional Product" has the meaning given such term in Section
              5.1 and includes any of the goods and related items set forth or described in Schedule 1.

       16.3   "AAA" has the meaning assigned to the term in Section 13.4.

       16.4 "Affiliate" means any corporation, firm, partnership, or other entity, whether DE JURE or DE FACTO, which directly or indirectly owns, is owned by or in under common ownership with a party to this Agreement.

       16.5 "Contract Year" means each consecutive twelve month period during the term of this Agreement, the first such period beginning on the effective date of the Initial Forecast and ending twelve months thereafter.

       16.6 "Customer" means any end user of Product purchased from QUAD or any of QUAD's agents, representatives or sub-distributors.

       16.76 "Dollars" and the symbol "$" means the legal tender of the United States of America.

       16.8 "Initial Forecast" means the first Rolling Forecast for Products delivered under this agreement, which forecast is attached heteto in Schedule 3 and which forecast will become effective on the first day of the month immediately following the date on which QUAD notifies MIRAE that it has completed its design verification testing on all Products and is reasonably satisfied that the products meet the Product Specifications, which testing for any specific test unit shall be completed within sixty (60) days following the delivery of such test unit to QUAD's facilities in Pennsylvania by MIRAE.

       16.9 "Intellectual Property" shall mean (i) all current and future United Stated patents and patent applications, if any, and all corresponding foreign patents and patent applications, if any, owned, obtained, licensed, or sublicensed by MIRAE or any Affiliate covering the Products and any continuations (including continuations-in-part), divisions, improvements, renewals, reissues, and extensions thereof or used in connection therewith and (ii) all existing unpatented technical secrets and information currently possessed by MIRAE and with respect to which MIRAE has the right to disclosure and grant licenses, and all improvements made by MIRAE during the term of this Agreement, relating to the design, development, manufacture, use, sale, and commercialization of the Products.

       16.8   "More Favorable Terms" has the meaning assigned to the term in
              Section 2.2.

       16.9 "Person" means an individual, partnership, joint venture, corporation, trust, estate, incorporated organization, or other entity of any government or any department or agency thereof.

       16.10  "Product" means any of the goods and related items set forth in
              Schedule 1 (and all upgrades, redesigns or replacements thereof), as such Schedule may be amended from time to time upon mutual consent, and any Additional Products for which QUAD is appointed MIRAE's exclusive distributor in accordance with Section 5.1 hereof.

       16.11  "Product Specifications" has the meaning assigned to the term in
              Section 8.1.

       16.12  "Purchase Order" has the meaning assigned to the term in Section
              3.3.

       16.12 "Quality Inspection" means an inspection of the shipped Products to determine compliance with the warranties given by Mirae in
              Section 8 hereof, including without limitation, compliance with the Product Specifications and compliance with the laws of the Territory.

       16.13  "Quarterly Periods" means the consecutive three month periods.

       16.14 "Rolling Forecast" has the meaning assigned to the term in Section 3.1.

       16.16  "Territory" has the meaning assigned to the term in Section 1.1.

       16.17 "Third Party" means any Person who is not a party to this Agreement.

                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective the day and year first above written.


              MIRAE:         MIRAE CORPORATION



                             By:___________________________
                             Name:  Moon Soul Chung
                             Title: Chairman and Chief
                                    Executive Officer of Mirae Corporation


                             MIRAE CORPORATION


                             By:___________________________
                             Name:  Kwangill Koh
                             Title: Managing Director of Mirae Corporation




              QUAD:          QUAD'sYSTEMS CORPORATION


                             By:___________________________
                             Name:  Theodore J. Shoneck
                             Title: President and Chief Operating Officer
                                    of QUAD'systems Corporation


                             QUAD'sYSTEMS CORPORATION


                             Withnessed By:___________________________
                             Name:  James D. Stevens III
                             Title: Directorn of Marketing
                                    of QUAD'systems Corporation

                             DISTRIBUTION AGREEMENT

                                    SCHEDULES

                            QUAD'sYSTEMS CORPORATION
                                       And
                                MIRAE CORPORATION

                       QUAD - Mirae Distribution Agreement

                                   Schedule 1

                                    PRODUCTS

MIRAE MODEL                              CORRESPONDING QUAD MODEL
-----------                              ------------------------
MPS-1030                                 QSM-1030
MPS-1030P                                QSM-1030P
MPS-1020                                 QSM-1020
MPS-1020P                                QSM-1020P
MPS-1010                                 QSM-1010
MPS-1010P                                QSM-1010P
MPS-1050M                                QSM-1050M

                               * * * * * * * * * *

                                   Schedule 2
                                 PRODUCT PRICING

         MODEL NUMBER                              PURCHASE PRICE
         ------------                              --------------
         Model 1030                                   ********
         Model 1030P                                  ********
         Model 1020                                   ********
         Model 1020P                                  ********
         Model 1010                                   ********
         Model 1010P                                  ********
         Model 1050M                                  ********


                               * * * * * * * * * *

                                                Schedule 3
                                         QUAD'S INITIAL FORECAST


-------------------------------------------------------------------------------------------------------------------------


MONTH                         1       2       3       4       5       6       7       8       9      10      11      12
-------------------------------------------------------------------------------------------------------------------------
1030/1030P           NA      **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
1050M                NA      **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
1020/1020P           NA      **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
1010/1010P           NA      **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
NA Sub-Total         NA      **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
1030/1030P           Eur     **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
1050M                Eur     **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
1020/1020P           Eur     **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
1010/1010P           Eur     **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
Eur Sub-Total        Eur     **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
Monthly Units                **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
Cumulative Units             **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------
Cumulative MM$
(excluding spares)           **      **      **      **      **      **      **      **      **      **      **      **
-------------------------------------------------------------------------------------------------------------------------



                     ------------------------------------------------------------------------
                     MONTH                      13    14      15     16      17     18     19
                     ------------------------------------------------------------------------
                     1030/1030P         NA      **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     1050M              NA      **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     1020/1020P         NA      **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     1010/1010P         NA      **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     NA Sub-Total       NA      **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     1030/1030P         Eur     **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     1050M              Eur     **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     1020/1020P         Eur     **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     1010/1010P         Eur     **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     Eur Sub-Total      Eur     **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     Monthly Units              **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     Cumulative Units           **    **      **     **      **     **     **
                     ------------------------------------------------------------------------
                     Cumulative MM$
                     (excluding spares)         **    **      **     **      **     **     **
                     ------------------------------------------------------------------------


                                ****************

                                  Schedule 3.3

            EXAMPLE OF ROLLING FORECAST AND REQUIRED ORDER QUANTITIES

The numbers shown below are for illustrative purposes only and do not represent a commitment on the part of QUAD to place orders for or MIRAE to deliver the quantities of product shown in the tables below.

First Forecast Period:


------------------------------------------------------------------------------------------------
Quarter                       1                2                  3                  4
                       ---------------- ----------------- ------------------ -------------------
Month                   1     2     3    4     5     6     7      8     9    10     11     12
------------------------------------------------------------------------------------------------
Model
------------------------------------------------------------------------------------------------
 QSM-1010               0     1     2    1     2     3     2      4     6     3     5       8
------------------------------------------------------------------------------------------------
 QSM-1010P              1     2     4    2     3     5     3      6     8     5     7      10
------------------------------------------------------------------------------------------------
 QSM-1020               1     2     3    1     2     3     2      4     6     2     4       6
------------------------------------------------------------------------------------------------
 QSM-1020P              2     3     4    2     3     4     3      6     8     3     6       8
------------------------------------------------------------------------------------------------
 QSM-1030               2     4     6    3     5     8     3      5     8     5     7      10
------------------------------------------------------------------------------------------------
 QSM-1030P              3     6     8    4     7     10    4      7     10    7     9      12
------------------------------------------------------------------------------------------------
 QSM-1050M              2     4     8    3     4     8     3      4     8     3     4       8
------------------------------------------------------------------------------------------------
Monthly Total           11    22   35    16    26    41    20    36     54   28     42     62
------------------------------------------------------------------------------------------------
Quarterly Total               68               83                110               132
------------------------------------------------------------------------------------------------
50% 2nd Quarter                                42
Total
------------------------------------------------------------------------------------------------
Yearly Total                                                                               393
------------------------------------------------------------------------------------------------
70% Yearly Total                                                                           275
------------------------------------------------------------------------------------------------


Step  Action
----  ------

1 On the last business day of each Quarterly Period, QUAD'submits the Rolling Forecast show above for QUAD's planned purchases for each of the Products (Section 3.1)

     At this point QUAD'shall be required to:

     1. Commit to a firm forecast for the quantity of each model of the Product contained in the first three months of the Rolling Forecast. Specifically in the example above, QUAD will be required to purchase the following quantities of the QSM-1010 Model; zero (0) units in Month 1, one (1) unit in Month 2, and two (2) units in Month 3. (Section 3.3)

     2. Place a quarterly Purchase Order during the first week of the next quarter for a quantity of the Product which is equal to or greater than fifty percent (50%) of the total quantity specified for each model in the next three months (Month 4, Month 5, and Month 6) of the Rolling Forecast submitted. Specifically in the example above, QUAD will be required to purchase at least the following quantity of the QSM-1010 Model in the next quarter; three (3) units (fifty percent (50%) of the total six (6) units in Month 4, Month 5, and Month 6). In determining this requirement, fractional units shall be rounded up to the next integer. (Section 3.1)

2 Within seven days of the beginning of each Quarterly Period, QUAD will issue a Purchase Order for the quantity of each model of the Product contained in the first three months of the Rolling Forecast submitted in step 1 above. (Sections 3.2 and 3.3).

Second Forecast Period:



------------------------------------------------------------------------------------------------
Quarter                       1                2                  3                  4
                       ---------------- ----------------- ------------------ -------------------
Month                   1     2     3    4     5     6     7      8     9    10     11     12
------------------------------------------------------------------------------------------------
Model
------------------------------------------------------------------------------------------------
 QSM-1010               2      4     6     1     2     3     2      4      6     3      5      8
------------------------------------------------------------------------------------------------
 QSM-1010P              3      6     8     2     3     5     3      6      8     5      7     10
------------------------------------------------------------------------------------------------
 QSM-1020               2      4     6     1     2     3     2      4      6     2      4      6
------------------------------------------------------------------------------------------------
 QSM-1020P              3      6     8     2     3     4     3      6      8     3      6      8
------------------------------------------------------------------------------------------------
 QSM-1030               3      5     8     3     5     8     3      5      8     5      7     10
------------------------------------------------------------------------------------------------
 QSM-1030P              4      7     10    4     7     10    4      7      10    7      9     12
------------------------------------------------------------------------------------------------
 QSM-1050M              3      4     8     3     4     8     3      4      8     3      4      8
------------------------------------------------------------------------------------------------
Monthly Total           20    36     54    16    26    41    20     36     54    28    42     62
------------------------------------------------------------------------------------------------
Quarterly Total               110                83                110                 132
------------------------------------------------------------------------------------------------
50% 2nd Quarter                                  42
Total
------------------------------------------------------------------------------------------------
Yearly Total                                                                                 435
------------------------------------------------------------------------------------------------
70% Yearly Total                                                                             305
------------------------------------------------------------------------------------------------


Step  Action

1 On the last business day of each Quarterly Period, QUAD'submits the Rolling Forecast show above for QUAD's planned purchases for each of the Products (Section 3.1).

     At this point QUAD'shall be required to:

     1. Commit to a firm forecast for the quantity of each model of the Product contained in the first three months of the Rolling Forecast. The quantity of the Product ordered must be equal to or greater than fifty percent (50%) of the total quantity specified for each model in the three months (Month 4, Month 5, and Month 6) of the Rolling Forecast submitted the previous quarter. Specifically in the example above, QUAD will be required to purchase the following quantities of the QSM-1010 Model; two (2) units in Month 1, four (4) units in Month 2, and six (6) units in Month 3. This order quantity satisfies the requirement to be equal to or greater than fifty percent (50%) of the total quantity specified for each model in the three months of the previous forecast (Section 3.3)

     2. Place a quarterly Purchase Order at the beginning of the next quarter for a quantity of the Product which is equal to or greater than fifty percent (50%) of the total quantity specified for each model in the next three months (Month 4, Month 5, and Month 6) of the Rolling Forecast submitted. Specifically in the example above, QUAD will be required to purchase at least the following quantity of the QSM-1010 Model in the next quarter; three (3) units (fifty percent (50%) of the total six (6) units in Month 4, Month 5, and Month 6). In determining this requirement, fractional units shall be rounded up to the next integer. (Section 3.1)

2 Within seven days of the beginning of each Quarterly Period, QUAD will issue a Purchase Order for the quantity of each model of the Product contained in the first three months of the Rolling Forecast submitted in step 1 above. (Sections 3.2 and 3.3).


                               * * * * * * * * * *

                                   Schedule 5

                             *PRODUCT SPECIFICATIONS

--------------------------------------------------------------------------------
Model                    Tact time              Placement Accuracy
                          (mSec)           (Three standard deviation)
--------------------------------------------------------------------------------

1010        1608C          120
            QFP-100        N/A

1010P       1608C          137           Mirae's Current Specification
            QFP-208       *TBD             (3 Standard Deviations)

1020        1608C          198               Chips (9mm x 9mm size)
            QFP-100        N/A         +/- 100 (mu)m, including /0/ error
                                    Combined errors for X, Y, /0/ meets
1020P       1608C          259              the above Specification
            QFP-208       *TBD
                                                      QFP
1030        1608C          266    +/- 40 (mu)m, including /0/ error for QFP 208
            QFP-100        N/A

1030P       1608C          351
            QFP-208        TBD

1050M       1608C          360
            QFP-208        450

--------------------------------------------------------------------------------

* This above Specification and TBD items will be also specified as soon as Mirae conducts further tests and upgrades under Quad approval. The tact times shown above are the current minimum Mirae expectations and will be improved and specified in detail as Mirae conducts further tests and makes machine upgrades under Quad approval. Performance will be validated per IPC-9850 (previously referred to as IPC 5-40).

Additional Specifications:


     * Board Size shall be 50.0 mm x 30.0 mm x 0.4 mm to 360.0 mm x 410.0 mm X 5.0 mm.

     * Feeder Capacity shall be 70 standard 8 mm Quad tape feeders or 88 slim 8 mm Quad tape feeders.

     *    Attribute Defect Rate shall be less than *** ppm.

     *    Mis-Pick Rate shall be less than *** ppm.

     *    Mean Placements Between Assists shall be greater than ***.

     *    Mean Time To Assist shall be less than *** seconds.

     * Preventive Maintenance time will be less than *** hours per 2000 power-on hours.

     *    Mean Time Between Failures shall be greater than *** power-on hours.

     *    Mean Placements Between Failures will be greater than ***.

     *    Mean Time to Repair shall be less than *** minutes.

Note: **** item to be mutually agreed upon by QUAD and MIRAE prior to September
     30, 1999.

Standard software features will include:

     * The software will permit the user to efficiently develop nearly optimal programs using a customer-supplied offline PC.

     * The software will maintain libraries of customer part numbers, SMT component profiles, fiducial profiles, reject mark profiles and feeder profiles. All board assembly programs will reference the libraries.

     * The software will include automatic machine calibration functions that enable the machine to meet its published performance specifications.

     * The software will generate board assembly programs that run correctly without requiring the user to teach placements, and fiducials or reject marks and component pickup locations provided the component pickup locations do not change.

     *    The software will provide a flexible ASCII CAD data import facility.

     * The software will provide a password protected and easy to use operator interface in the user's local language.

     * The software will provide adequate tools to debug assembly process problems. The software will provide diagnostic tools that assist users in the isolation of machine faults.

Optional software features will include:

     *    SEMI-SECS GEM host interface

     *    SPC data collection, monitoring and reporting

     *    Program upload/download

     *    Remote stop and start-enable

     *    Line balancer

     *    Remote customer service (via Internet or modem)


                               * * * * * * * * * *

                                   Schedule 6

                    MIRAE'S SPARE PARTS PRICES AND LEAD-TIMES

                               See Attached Pages

                               * * * * * * * * * *

                                   SPARE PARTS

---------------------------------------------------------------------------------------------------------------------
 NO.   1.1      PART           NAME             SPEC.(DWG.NO)    SPARE   UNIT    COST      L/TIME    REMARK
                                                                                           (WEEK)
---------------------------------------------------------------------------------------------------------------------
                1.2            ONEROUS SPARE
                               PART 1
---------------------------------------------------------------------------------------------------------------------
  1             CONVEYOR       BEARING         F688ZZ             2     EA     *******       2
---------------------------------------------------------------------------------------------------------------------
  2                            RING BELT       RING BELT 1160     1     EA     *******       2
---------------------------------------------------------------------------------------------------------------------
  3                            RING BELT       RING BELT 1200     1     EA     *******       2
---------------------------------------------------------------------------------------------------------------------
  4                            RING BELT       RING BELT 1510     1     EA     *******       2
---------------------------------------------------------------------------------------------------------------------
  5                            RING BELT       RING BELT 1540     1     EA     *******       2
---------------------------------------------------------------------------------------------------------------------
  6                            Vacuum Pad      VP15LBSE           1     EA     *******       3
---------------------------------------------------------------------------------------------------------------------
  7             ANC            Pusher          UNST4-20           1     EA     *******       2
                               Stopper
---------------------------------------------------------------------------------------------------------------------


                                 ACCESSORIES KIT

---------------------------------------------------------------------------------------------------------------------
 NO.  LEVEL 1   PART           NAME             SPEC.(DWG.NO)    SPARE   UNIT    COST      L/TIME    REMARK
                                                                                           (WEEK)
---------------------------------------------------------------------------------------------------------------------
                MIRAE STANDARD TOOL
---------------------------------------------------------------------------------------------------------------------
  1             TOOLS SET      GREASE GUN       GREASE GUN         1     SET                 2
---------------------------------------------------------------------------------------------------------------------
  2                            WRENCH           WRENCH             1     SET                 1
---------------------------------------------------------------------------------------------------------------------
  3             TOOL           SCREWDRIVER(+)   SCREWDRIVER(+)     1     EA                  1
---------------------------------------------------------------------------------------------------------------------
  4                            SCREWDRIVER(-)   SCREWDRIVER(-)     1     EA                  1
---------------------------------------------------------------------------------------------------------------------
  5             STANDARD       ZMIS-            ZMIS-              2     EA     *******      1
                PIN(JIG)       F113PIN_CAP(JIG) F113PIN_CAP(JIG)
---------------------------------------------------------------------------------------------------------------------
  6                            ZMIS-            ZMIS-              2     EA     *******      1
                               F114PIN(JIG)     F114PIN(JIG)
---------------------------------------------------------------------------------------------------------------------
                CONTROL PART
---------------------------------------------------------------------------------------------------------------------
  1                            SOFTWARE                            1     SET
                               INSTALLATION
                               MIDIA
---------------------------------------------------------------------------------------------------------------------
  2                            SMEMA CABLES                        1     SET
---------------------------------------------------------------------------------------------------------------------
  3                            LOGO DEALS                          1     SET
---------------------------------------------------------------------------------------------------------------------
  4                            POWER CORD                          1     SET
---------------------------------------------------------------------------------------------------------------------
  5                            CONNECTORS                          1     SET
---------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
MODEL : MPS-1010(P)/20(P)               SPARE PARTS                                                          1999.
UNIT : CONTROL PART                                                                                         05.10.
----------------------------------------------------------------------------------------------------------------------
NO.                  NAME        SPEC.(DWG.NO)          Q'TY    UNIT     COST       AMOUNT     L/TIME       REMARK
        LEVEL
----------------------------------------------------------------------------------------------------------------------
  1                   SSR        MG1C100Z4               2      ea    *******     *******     3 Weeks
----------------------------------------------------------------------------------------------------------------------
  2                    "         WK-1240SQN              1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  3                    "         S1C240D8                1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  4                  Lamp        TN-32/220V(RED)         1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  5                    "         TD-212/220V(YEL)        1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  6                    "         TD-212/24VDC(YEL)       1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  7                 Switch       T3-3-8342/EA/SVB        1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  8                    "         RS/K10                  1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  9                    "         LB-16SK(24V LED,GRN)    1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  10                   "         LB-16SK(24V LED,RED)    1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  11                   "         LB-16SK(24V LED,YEL)    1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  12                   "         LB-16SK(28V Lamp,WHT)   1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  13             Emergency S/W   ARE-6R12R               1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------
  14               I/O Board     NX12                    1      ea    *******     *******         "
----------------------------------------------------------------------------------------------------------------------


MODEL : MPS-1030(P)   UNIT :            SPARE PARTS                                                             1999.
CONTROL PART                                                                                                   05.10.

----------------------------------------------------------------------------------------------------------------------
NO.                  NAME        SPEC.(DWG.NO)          Q'TY    UNIT     COST       AMOUNT     L/TIME       REMARK
        LEVEL
----------------------------------------------------------------------------------------------------------------------
  1                   SSR        WK-1240N                1       ea    *******     *******    3 Weeks
----------------------------------------------------------------------------------------------------------------------
  2                    "         S1C240D8                1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  3                  Lamp        TN-32/220V(RED)         1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  4                    "         TD-212/220V(YEL)        1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  5                    "         TD-212/24VDC(YEL)       1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  6                 Switch       TO-3-8342/EA/SVB        1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  7                    "         RS/K10                  1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  8                    "         LB-16SK(24V LED,GRN)    1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  9                    "         LB-16SK(24V LED,RED)    1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  10                   "         LB-16SK(24V LED,YEL)    1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  11                   "         LB-16SK(28V Lamp,WHT)   1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  12             Emergency S/W   ARE-4R12R               1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------
  13                  PC         64M CD ROM              1       ea    *******     *******      "
----------------------------------------------------------------------------------------------------------------------

                                              SPARE LIST (1050M)

----------------------------------------------------------------------------------------------------------------------
NO.             PART         NAME            SPEC.(DWG.NO)        SPARE      UNIT         COST        REMARK
      LEVEL
----------------------------------------------------------------------------------------------------------------------
               ONEROUS SPARE PART 1
----------------------------------------------------------------------------------------------------------------------
  1            CONVEYOR      BEARING          F688ZZ                2         EA         **
----------------------------------------------------------------------------------------------------------------------
  2                          RING BELT        RING BELT             1         EA         **
                                              1060
----------------------------------------------------------------------------------------------------------------------
  3                          RING BELT        RING BELT             1         EA         **
                                              1200
----------------------------------------------------------------------------------------------------------------------
  4                          RING BELT        RING BELT             1         EA         **
                                              1070
----------------------------------------------------------------------------------------------------------------------
  5                          RING BELT        RING BELT             1         EA         **
                                              1030
----------------------------------------------------------------------------------------------------------------------
  6                          Vacuum Pad       VP6LB                 1         EA         **
----------------------------------------------------------------------------------------------------------------------
  7            head          Spring           #217                  4         EA         **
----------------------------------------------------------------------------------------------------------------------
                             TIMING BELT      201-P3M6              1         EA         **
----------------------------------------------------------------------------------------------------------------------
               Tray Feeder   Gripper Cylinder PW-10(8mm)            1         EA         **
----------------------------------------------------------------------------------------------------------------------
                             Pusher Cylinder  GC-0805(3mm)          1         EA         **
----------------------------------------------------------------------------------------------------------------------

               ONEROUS SPARE PART 2
----------------------------------------------------------------------------------------------------------------------
  1            X,Y GANTRY    LINEAR SCALE     RGH22X               1         EA         **
                             HEAD
----------------------------------------------------------------------------------------------------------------------
  2                          LINEAR SCALE     RGM22S               1         EA         **
                             REFERENCE MARK
----------------------------------------------------------------------------------------------------------------------
  3            CONVEYOR      STEPPING MOTOR   4S42Q-T04046S        1         EA         **
----------------------------------------------------------------------------------------------------------------------
  4                          Magnetic Holder  D15XH20XM6           1         EA         **
----------------------------------------------------------------------------------------------------------------------
  5                          PUSH PIN         G265RS(SET)          2         EA         **
----------------------------------------------------------------------------------------------------------------------
  6            Head          VACUUM GENERATOR ZX1051-K1Y5LOZ-DP23C 1         EA         **
----------------------------------------------------------------------------------------------------------------------
  7                          ALL KIND OF      P11-0308107-00       1         EA         **
                             STOPPER
----------------------------------------------------------------------------------------------------------------------
                                              P11-0308108-00       2         EA         **
----------------------------------------------------------------------------------------------------------------------
                                              P11-0308109-00       1         EA         **
----------------------------------------------------------------------------------------------------------------------
                                              P11-0308110-00       1         EA         **
----------------------------------------------------------------------------------------------------------------------
                                              P11-0308111-00       1         EA         **
----------------------------------------------------------------------------------------------------------------------
  9            ANC           Pusher Stopper   P11-0900103-00       1        EA          **
----------------------------------------------------------------------------------------------------------------------
  10                         Push Stopper     P11-0900006-00       2        EA          **
----------------------------------------------------------------------------------------------------------------------
  11           Tray Feeder   Tray guide       P11-0731003-00       4        EA          **
----------------------------------------------------------------------------------------------------------------------
  12                         Tray guide       P11-0731006-00       2        EA          **
----------------------------------------------------------------------------------------------------------------------

               GRATUITOUS STANDARD
----------------------------------------------------------------------------------------------------------------------
  1                           NOZZLE                               1        SET
----------------------------------------------------------------------------------------------------------------------
  2                           NOZZLE SOCKET                        1        SET
----------------------------------------------------------------------------------------------------------------------


                                               ACCESSORIES KIT

----------------------------------------------------------------------------------------------------------------------
NO.             PART         NAME            SPEC.(DWG.NO)        SPARE       UNIT         COST        REMARK
      LEVEL
----------------------------------------------------------------------------------------------------------------------
               MIRAE STANDARD TOOL
----------------------------------------------------------------------------------------------------------------------
  1            TOOLS SET     GREASE GUN      GREASE GUN            1           SET
----------------------------------------------------------------------------------------------------------------------
  2                          WRENCH          WRENCH                1           SET
----------------------------------------------------------------------------------------------------------------------
  3            TOOL          SCREWDRIVER(+)   SCREWDRIVER(+)       1           EA
----------------------------------------------------------------------------------------------------------------------
  4                          SCREWDRIVER(-)   SCREWDRIVER(-)       1           EA
----------------------------------------------------------------------------------------------------------------------
               CONTROL PART
----------------------------------------------------------------------------------------------------------------------
  1                         SOFTWARE INSTALLATION                  1           SET
                            MIDIA
----------------------------------------------------------------------------------------------------------------------
  2                         SMEMA CABLES                           1           SET
----------------------------------------------------------------------------------------------------------------------
  3                         LOGO DEALS                             1           SET
----------------------------------------------------------------------------------------------------------------------
  4                         POWER CORD                             1           SET
----------------------------------------------------------------------------------------------------------------------
  5                         CONNECTORS                             1           SET
----------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
MODEL MPS-1050M  UNIT :                      SPARE PARTS
CONTROL PART                                 -----------                                        1999.
                                                                                                5.10.
----------------------------------------------------------------------------------------------------

NO.                NAME                SPEC.(DWG.NO)        Q'TY        UNIT      COST       UNIT           L/TIME       REMARK
     LEVEL
--------------------------------------------------------------------------------------------------------------------------------
  1                Power Box Assy      MPS-1050                1         ea       *******        *******      3 weeks
--------------------------------------------------------------------------------------------------------------------------------
  2                Connector           MS3108A20-              1         ea       *******        *******        "
                                       19S (Angle Type)
---------------------------------------------------------------------------------------------------------------------------------
  3                Connector           MS3108A28-20P           1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  4                  Connector         GCK-16-4P               1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  5                  Connector         GCK-20-4P               1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  6                  Connector         GCR06A25-24P            1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  7                  Connector         MS3102A20-19P           1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  8                  Connector         MS3108A20-19S           1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  10                TRANSFORMER        220V/220V, 50/60Hz      1         ea       *******        *******        "
                                       1PHASE
---------------------------------------------------------------------------------------------------------------------------------
  11                  BREAKER          ABS 32a-30A             1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  12                   SWITCH          P1-25/EA/SUB/HI11       1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  13                 KEY SWITCH        RS/K20 (2a)             1         ea       *******        *******        "
---------------------------------------------------------------------------------------------------------------------------------
  14                    FUSE           DCP-21HI-030HGS         1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  15                EMG. SWiTCH        ARE4R-12R               1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  16                    PLUG           POWER ENTRY             1         ea       *******        *******        "
                                       PLUG (FEMALE)
--------------------------------------------------------------------------------------------------------------------------------
  17                 Tower Lamp        HY-T-24-3(5W)           1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  18                 Melody Box                                1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  19                    MAU                                    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  20               Conveyor Board                              1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  21                 Main Board        KVME041                 1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  22                 Axis Board        MRC(2SLOT)              1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  23                 Servo Amp         750W                    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  24                 Servo Amp         400W                    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  25                 Servo Amp         200W                    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  26                 Servo Amp         100W                    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  27                 Servo Amp         50W(Single)             1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  28                 Servo Amp         20W(2?/1set)            1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  29                    NX02           NX02                    1         ea       *******        *******       "
--------------------------------------------------------------------------------------------------------------------------------
  30                Serial Board       KVME308                 1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  31                 I/O Board         NX12                    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  32           STEP MOTOR Controller   NX03S B/D               1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  33             STEP Motor Driver     DCSMD2 U240             1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  35                  VME Rack         7U19Slot
                                       (J1-15, J2-8)           1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  36           Feeder Interface Board                          1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  37                    SLTA                                   1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  38                     PC            HUB Station             1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  39                LCD Monitor        JY8000                  1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  40                Teaching Box                               1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  41                   SWITCH          LB-16SK(24V LED,GRN)    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  42                   SWITCH          LB-16SK(24V LED,RED)    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  43                   SWITCH          LB-16SK(24V LED,YEL)    1         ea       *******        *******        "
--------------------------------------------------------------------------------------------------------------------------------
  44
--------------------------------------------------------------------------------------------------------------------------------
  45
--------------------------------------------------------------------------------------------------------------------------------

                                   Schedule 7

                            MIRAE'S BILL OF MATERIAL


                               See Attached Pages

                               * * * * * * * * * *


--------------------------------------------------------------------------------

APPENDIX 2

--------------------------------------------------------------------------------

MPS - 1010                       PARTS LIST                         STANDARD

-------------------------------------------------------------------------------------------------------------

SUB-ASS'Y   NAME                    SPEC.(ASS'Y NO)                 Q'TY      UNIT      L/T       REMARK
                                                                                       (DAY)
 A B C D
-------------------------------------------------------------------------------------------------------------
            MACHINE PART
-------------------------------------------------------------------------------------------------------------
 A          Frame                   M00-1100000-00                   1        SET       6
-------------------------------------------------------------------------------------------------------------
    B       Control Bracket         M00-1110000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Main Air Bracket        M00-1120000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          XY Gantry               M00-1200000-00                   1        SET       40
-------------------------------------------------------------------------------------------------------------
    B       Left Y Frame            M00-1210000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Right Y Frame           M00-1220000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Front Left Shoe         M00-1230000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Front Right Shoe        M00-1240000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Front X Frame           M00-1250000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Rear Left Shoe          M00-1260000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Rear Right Shoe         M00-1270000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Rear X Frame            M00-1280000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Head Plate (M8P0)       M00-12A0000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
 A          Conveyor                M00-1300000-00                   1        SET       30
-------------------------------------------------------------------------------------------------------------
    B       Conveyor Body           M00-1310000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Base Ass'y              M00-1311000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Base Plate              M00-1311100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Moving Part7            M00-1311200-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Push Plate              M00-1312000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Motor Pulley Set        M00-1313000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Pulley Set              M00-1314000-00                   3        SET
-------------------------------------------------------------------------------------------------------------
      C     Stopper                 M00-1315000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Stopper Cylinder        M00-1315100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Idler                   M00-1316000-00                   4        SET
-------------------------------------------------------------------------------------------------------------
    B       Sensor                  M00-1320000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Pusher 1                M00-1330000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Pusher 2                M00-1340000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Limit Sensor            M00-1350000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Push Pin 1              M00-1360000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Push Pin 2              M00-1370000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Feeder Base             M00-1400000-00                   2        SET         15
-------------------------------------------------------------------------------------------------------------
    B       Swing Clamp Unit        M00-1410000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Base Unit               M00-1420000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Guide Bracket           M00-1430000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          ANC (Automatic Nozzle   M00-1500000-00                   2        SET         40
            Changer)
-------------------------------------------------------------------------------------------------------------
    B       ANC (M-Head)            M00-1510000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Air Slide Table 1       M00-1511000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Air Slide Table 2       M00-1512000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Locker Ass'y 1          M00-1513000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Module Head             M00-1600000-00                   2        SET         40
-------------------------------------------------------------------------------------------------------------
    B       M-Head Ass'y-8          M00-1610000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Head Block              M00-1611000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Miniture Stroke         M00-1611100-00                   8        SET
-------------------------------------------------------------------------------------------------------------
      C     H-Block C Ass'y         M00-1612000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     N-Shaft Ass'y-A         M00-1613000-00                   4        SET
-------------------------------------------------------------------------------------------------------------
         D  Vacuum Ass'y            M00-1613100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Bearing Pin Ass'y       M00-1613200-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     N-Shaft Ass'y-B         M00-1614000-00                   4        SET
-------------------------------------------------------------------------------------------------------------
         D  Vacuum Ass'y            M00-1614100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Bearing Pin Ass'y       M00-1614200-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     L/S Ass'y 1             M00-1615000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
      C     L/S Ass'y 2             M00-1616000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
      C     R-Axis Ass'y            M00-1617000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  R-Pulley Ass'y-A        M00-1617100-00                   2        SET
-------------------------------------------------------------------------------------------------------------
         D  R-Pulley Ass'y-B        M00-1617200-00                   2        SET
-------------------------------------------------------------------------------------------------------------
         D  R-Pulley Ass'y-B1       M00-1617300-00                   2        SET
-------------------------------------------------------------------------------------------------------------
         D  R-Motor Ass'y           M00-1617400-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Idle Ass'y              M00-1617500-00                   2        SET
-------------------------------------------------------------------------------------------------------------
      C     Z-Axis Ass'y            M00-1618000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
         D  Z-Motor Ass'y           M00-1618100-00                   3        SET
-------------------------------------------------------------------------------------------------------------
      C     V/G Ass'y               M00-1619000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Vision                  M00-1900000-00                   2        SET         60
-------------------------------------------------------------------------------------------------------------
    B       Teaching Camera         M00-1910000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       F&REAR 4 Head Each      M00-1930000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Reel Support            M00-1A00000-00                   1        SET         10
-------------------------------------------------------------------------------------------------------------
 A          Main Air                M00-1B00000-00                   1        SET         25
-------------------------------------------------------------------------------------------------------------
 A          Cover                   M00-1C00000-00                   1        SET         10
-------------------------------------------------------------------------------------------------------------
    B       Cover frame             M00-1C10000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Cover bady              M00-1C20000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
            CONTROL PART
-------------------------------------------------------------------------------------------------------------
    B       Power Box               Harness                          1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Transformer             3P208.220.230-
                                    240(9.6K),220(4K)                1        SET         3 WEEK
---------------------------------------------------------------------------------------------------
      C                             3P208.220.230-
                                    240(6K),220(4K)                  1        SET         3 WEEK
---------------------------------------------------------------------------------------------------
      C                             1P208.220.230-
                                    240(4K),110(0.5A)                1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Linear Amp. Power       SMA-4A-0                         1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
    B       Cable Assy              Harness                          1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U22Slot(J1-21, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U14Slot(J1-14, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U17Slot(J1-17, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U14Slot(J1-12, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U14Slot(J1-14, J2-8)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Linear Amp.             SMA-8715(Y)                      1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Linear Amp.             SMA-8715(X)                      1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
    B       Flat Cable Assy         GSC-06-6037-00                   1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
    B       Vision                  Harness                          1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
      C     CCD CAMERA              CS3720                           1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
            CCD CAMERA              CS8420                           1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
MPS  -  1010P   PARTS LIST                                                                 STANDARD
--------------------------------------------------------------------------------------------------------

SUB-ASS'Y   NAME                    SPEC.(ASS'Y NO)                 Q'TY      UNIT      L/T       REMARK
                                                                                       (DAY)
 A B C D
--------------------------------------------------------------------------------------------------------
           MACHINE PART
--------------------------------------------------------------------------------------------------------
 A         Frame                   M00-1100000-00                   1        SET         6
--------------------------------------------------------------------------------------------------------
    B      Control Bracket         M00-1110000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Main Air Bracket        M00-1120000-00                   1        SET
-------------------------------------------------------------------------------------------------------
 A         XY Gantry               M00-1200000-00                   1        SET         40
--------------------------------------------------------------------------------------------------------
    B      Left Y Frame            M00-1210000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Right Y Frame           M00-1220000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Left Shoe         M00-1230000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Right Shoe        M00-1240000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front X Frame           M00-1250000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Rear Left Shoe          M00-1260000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Rear Right Shoe         M00-1270000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Rear X Frame            M00-1280000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Head Plate (M6P1)       M00-1290000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Head Plate (M8P0)       M00-12A0000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Conveyor                M00-1300000-00                   1        SET          30
--------------------------------------------------------------------------------------------------------
    B      Conveyor Body           M00-1310000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Base Ass'y              M00-1311000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Base Plate              M00-1311100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Moving Part             M00-1311200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Push Plate              M00-1312000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Motor Pulley Set        M00-1313000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Pulley Set              M00-1314000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    Stopper                 M00-1315000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Stopper Cylinder        M00-1315100-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Idler                   M00-1316000-00                   4        SET
--------------------------------------------------------------------------------------------------------
    B      Sensor                  M00-1320000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Pusher 1                M00-1330000-00                   1        SET
--------------------------------------------------------------------------------------------------------
   B      Pusher 2                 M00-1340000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Limit Sensor            M00-1350000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 1              M00-1360000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 2              M00-1370000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Feeder Base             M00-1400000-00                   2        SET          15
--------------------------------------------------------------------------------------------------------
    B      Swing Clamp Unit        M00-1410000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Base Unit               M00-1420000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Guide Bracket           M00-1430000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         ANC (Automatic Nozzle   M00-1500000-00                   1        SET          40
           Changer)
--------------------------------------------------------------------------------------------------------
    B      ANC (M-Head)            M00-1510000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 1       M00-1511000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 2       M00-1512000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Locker Ass'y 1          M00-1512000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      ANC (P-Head)            M00-1512000-00                   1        SET               Precsion
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 1       M00-1521000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 2       M00-1522000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Locker Ass'y 2          M00-1523000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Module Head             M00-1600000-00                   1        SET          40
--------------------------------------------------------------------------------------------------------
    B      M-Head Ass'y-8          M00-1610000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Head Block              M00-1611000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Miniture Stroke         M00-1611100-00                   8        SET
--------------------------------------------------------------------------------------------------------
      C    H-Block C Ass'y         M00-1612000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-A         M00-1613000-00                   4        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-B         M00-1614000-00                   4        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1614100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1614200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 1             M00-1615000-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 2             M00-1616000-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    R-Axis Ass'y            M00-1617000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-A        M00-1617100-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-B        M00-1617200-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-B1       M00-1617300-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Motor Ass'y           M00-1617400-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Idle Ass'y              M00-1617500-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    Z-Axis Ass'y            M00-1618000-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D Z-Motor Ass'y           M00-1618100-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    V/G Ass'y               M00-1619000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      M-Head Ass'y-6          M00-1620000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Head Block              M00-1621000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Miniture Stroke         M00-1611100-00                   6        SET
--------------------------------------------------------------------------------------------------------
      C    H-Block C Ass'y         M00-1622000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-A         M00-1613000-00                   3        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-B         M00-1614000-00                   3        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Z-Axis Ass'y            M00-1623000-00                   3        SET
--------------------------------------------------------------------------------------------------------
         D Z-Motor Ass'y           M00-1623100-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    R-Axis Ass'y            M00-1624000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Motor Ass'y           M00-1624100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-A        M00-1624200-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-B        M00-1624300-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 1             M00-1615000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 2             M00-1616000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    V/G Ass'y               M00-1625000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Precision Head          M00-1700000-00                   1        SET               Precsion
--------------------------------------------------------------------------------------------------------
    B      Precision Head RZ Axes  M00-1710000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    R Axis Unit             M00-1711000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Z Axis Unit             M00-1712000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Stopper Bolt With       M00-1720000-00                   1        SET
           Urethane
--------------------------------------------------------------------------------------------------------
    B      Grease Supply Unit      M00-1730000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Vision                  M00-1900000-00                   2        SET          60
--------------------------------------------------------------------------------------------------------
    B      Teaching Camera         M00-1910000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      F&REAR 4 Head Each      M00-1930000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Reel Support            M00-1A00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
 A         Main Air                M00-1B00000-00                   1        SET          25
--------------------------------------------------------------------------------------------------------
 A         Cover                   M00-1C00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
    B      Cover frame             M00-1C10000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Cover bady              M00-1C20000-00                   1        SET
--------------------------------------------------------------------------------------------------------
           CONTROL PART
--------------------------------------------------------------------------------------------------------
    B      Power Box               Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Transformer             3P208.220.230-
                                   240(9.6K),220(4K)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            3P208.220.230-
                                   240(6K),220(4K)                  1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            1P208.220.230-
                                   240(4K),110(0.5A)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp. Power       SMA-4A-0                         1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
    B      Cable Assy              Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U22Slot (J1-21, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U17Slot (J1-17, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-12, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-8)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(Y)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(X)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Flat Cable Assy         GSC-06-6037-00                   1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Vision                  Harness                          1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    CCD CAMERA              CS3720                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
           CCD CAMERA              CS8420                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
MPS  -  1020   PARTS LIST                                                                 STANDARD
--------------------------------------------------------------------------------------------------------

SUB-ASS'Y   NAME                    SPEC.(ASS'Y NO)                 Q'TY      UNIT      L/T       REMARK
                                                                                       (DAY)
 A B C D
--------------------------------------------------------------------------------------------------------
           MACHINE PART
--------------------------------------------------------------------------------------------------------
 A         Frame                   M00-1100000-00                   1        SET         6
--------------------------------------------------------------------------------------------------------
    B      Control Bracket         M00-1110000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Main Air Bracket        M00-1120000-00                   1        SET
-------------------------------------------------------------------------------------------------------
 A         XY Gantry               M00-1200000-00                   1        SET         40
--------------------------------------------------------------------------------------------------------
    B      Left Y Frame            M00-1210000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Right Y Frame           M00-1220000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Left Shoe         M00-1230000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Right Shoe        M00-1240000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front X Frame           M00-1250000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Head Plate (M8P0)       M00-12A0000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Conveyor                M00-1300000-00                   1        SET          30
--------------------------------------------------------------------------------------------------------
    B      Conveyor Body           M00-1310000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Base Ass'y              M00-1311000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Base Plate              M00-1311100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Moving Part             M00-1311200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Push Plate              M00-1312000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Motor Pulley Set        M00-1313000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Pulley Set              M00-1314000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    Stopper                 M00-1315000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Stopper Cylinder        M00-1315100-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Idler                   M00-1316000-00                   4        SET
--------------------------------------------------------------------------------------------------------
    B      Sensor                  M00-1320000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Pusher 1                M00-1330000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Pusher 2                M00-1340000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Limit Sensor            M00-1350000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 1              M00-1360000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 2              M00-1370000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Feeder Base             M00-1400000-00                   2        SET          15
--------------------------------------------------------------------------------------------------------
    B      Swing Clamp Unit        M00-1410000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Base Unit               M00-1420000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Guide Bracket           M00-1430000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         ANC (Automatic Nozzle   M00-1500000-00                   1        SET          40
           Changer)
--------------------------------------------------------------------------------------------------------
    B      ANC (M-Head)            M00-1510000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 1       M00-1511000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 2       M00-1512000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Locker Ass'y 1          M00-1513000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Module Head             M00-1600000-00                   1        SET          40
--------------------------------------------------------------------------------------------------------
    B      M-Head Ass'y-8          M00-1610000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Head Block              M00-1611000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Miniture Stroke         M00-1611100-00                   8        SET
--------------------------------------------------------------------------------------------------------
      C    H-Block C Ass'y         M00-1612000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-A         M00-1613000-00                   4        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-B         M00-1614000-00                   4        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1614100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1614200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 1             M00-1615000-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 2             M00-1616000-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    R-Axis Ass'y            M00-1617000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-A        M00-1617100-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-B        M00-1617200-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-B1       M00-1617300-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Motor Ass'y           M00-1617400-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Idle Ass'y              M00-1617500-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    Z-Axis Ass'y            M00-1618000-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D Z-Motor Ass'y           M00-1618100-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    V/G Ass'y               M00-1619000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Vision                  M00-1900000-00                   1        SET          60
--------------------------------------------------------------------------------------------------------
    B      Teaching Camera         M00-1910000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      F&REAR 4 Head Each      M00-1930000-00                   2        SET
--------------------------------------------------------------------------------------------------------
 A         Reel Support            M00-1A00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
 A         Main Air                M00-1B00000-00                   1        SET          25
--------------------------------------------------------------------------------------------------------
 A         Cover                   M00-1C00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
    B      Cover frame             M00-1C10000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Cover bady              M00-1C20000-00                   1        SET
--------------------------------------------------------------------------------------------------------
           CONTROL PART
--------------------------------------------------------------------------------------------------------
    B      Power Box               Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Transformer             3P208.220.230-
                                   240(9.6K),220(4K)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            3P208.220.230-
                                   240(6K),220(4K)                  1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            1P208.220.230-
                                   240(4K),110(0.5A)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp. Power       SMA-4A-0                         1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
    B      Cable Assy              Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U22Slot (J1-21, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U17Slot (J1-17, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-12, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-8)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(Y)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(X)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Flat Cable Assy         GSC-06-6037-00                   1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Vision                  Harness                          1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    CCD CAMERA              CS3720                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
           CCD CAMERA              CS8420                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
MPS  -  1020P   PARTS LIST                                                                 STANDARD
--------------------------------------------------------------------------------------------------------

SUB-ASS'Y   NAME                    SPEC.(ASS'Y NO)                 Q'TY      UNIT      L/T       REMARK
                                                                                       (DAY)
 A B C D
--------------------------------------------------------------------------------------------------------
           MACHINE PART
--------------------------------------------------------------------------------------------------------
 A         Frame                   M00-1100000-00                   1        SET         6
--------------------------------------------------------------------------------------------------------
    B      Control Bracket         M00-1110000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Main Air Bracket        M00-1120000-00                   1        SET
-------------------------------------------------------------------------------------------------------
 A         XY Gantry               M00-1200000-00                   1        SET         40
--------------------------------------------------------------------------------------------------------
    B      Left Y Frame            M00-1210000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Right Y Frame           M00-1220000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Left Shoe         M00-1230000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Right Shoe        M00-1240000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front X Frame           M00-1250000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Head Plate (M6P1)       M00-1290000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Conveyor                M00-1300000-00                   1        SET          30
--------------------------------------------------------------------------------------------------------
    B      Conveyor Body           M00-1310000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Base Ass'y              M00-1311000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Base Plate              M00-1311100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Moving Part             M00-1311200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Push Plate              M00-1312000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Motor Pulley Set        M00-1313000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Pulley Set              M00-1314000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    Stopper                 M00-1315000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Stopper Cylinder        M00-1315100-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Idler                   M00-1316000-00                   4        SET
--------------------------------------------------------------------------------------------------------
    B      Sensor                  M00-1320000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Pusher 1                M00-1330000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Pusher 2                M00-1340000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Limit Sensor            M00-1350000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 1              M00-1360000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 2              M00-1370000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Feeder Base             M00-1400000-00                   2        SET          15
--------------------------------------------------------------------------------------------------------
    B      Swing Clamp Unit        M00-1410000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Base Unit               M00-1420000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Guide Bracket           M00-1430000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         ANC (Automatic Nozzle   M00-1500000-00                   1        SET          40
           Changer)
--------------------------------------------------------------------------------------------------------
    B      ANC (M-Head)            M00-1510000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 1       M00-1511000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 2       M00-1512000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Locker Ass'y 1          M00-1513000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Module Head             M00-1600000-00                   1        SET          40
--------------------------------------------------------------------------------------------------------
    B      M-Head Ass'y-6          M00-1620000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Head Block              M00-1621000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Miniture Stroke         M00-1611100-00                   6        SET
--------------------------------------------------------------------------------------------------------
      C    H-Block C Ass'y         M00-1622000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-A         M00-1613000-00                   3        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-B         M00-1614000-00                   3        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-161100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Z-Axis Ass'y            M00-1623000-00                   3        SET
--------------------------------------------------------------------------------------------------------
         D Z-Motor Ass'y           M00-1623100-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    R-Axis Ass'y            M00-1624000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Motor Ass'y           M00-1624100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-A        M00-1624200-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-B        M00-1624300-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 1             M00-1615000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 2             M00-1616000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    V/G Ass'y               M00-1625000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Precision Head          M00-1700000-00                   1        SET               Precsion
--------------------------------------------------------------------------------------------------------
    B      Precision Head RZ Axes  M00-1710000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    R Axis Unit             M00-1711000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Z Axis Unit             M00-1712000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Stopper Bolt With       M00-1720000-00                   1        SET
           Urethane
--------------------------------------------------------------------------------------------------------
    B      Grease Supply Unit      M00-1730000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Vision                  M00-1900000-00                   1        SET          60
--------------------------------------------------------------------------------------------------------
    B      Teaching Camera         M00-1910000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      F&REAR 4 Head Each      M00-1930000-00                   2        SET
--------------------------------------------------------------------------------------------------------
 A         Reel Support            M00-1A00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
 A         Main Air                M00-1B00000-00                   1        SET          25
--------------------------------------------------------------------------------------------------------
 A         Cover                   M00-1C00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
    B      Cover frame             M00-1C10000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Cover bady              M00-1C20000-00                   1        SET
--------------------------------------------------------------------------------------------------------
           CONTROL PART
--------------------------------------------------------------------------------------------------------
    B      Power Box               Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Transformer             3P208.220.230-
                                   240(9.6K),220(4K)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            3P208.220.230-
                                   240(6K),220(4K)                  1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            1P208.220.230-
                                   240(4K),110(0.5A)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp. Power       SMA-4A-0                         1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
    B      Cable Assy              Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U22Slot (J1-21, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U17Slot (J1-17, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-12, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-8)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(Y)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(X)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Flat Cable Assy         GSC-06-6037-00                   1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Vision                  Harness                          1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    CCD CAMERA              CS3720                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
           CCD CAMERA              CS8420                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------


MPS - 1030                       PARTS LIST                         STANDARD

-------------------------------------------------------------------------------------------------------------

SUB-ASS'Y   NAME                    SPEC.(ASS'Y NO)                 Q'TY      UNIT      L/T       REMARK
                                                                                       (DAY)
 A B C D
-------------------------------------------------------------------------------------------------------------
            MACHINE PART
-------------------------------------------------------------------------------------------------------------
 A          Frame                   M00-1100000-01                   1        SET       6
-------------------------------------------------------------------------------------------------------------
    B       Control Bracket         M00-1110000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Main Air Bracket        M00-1120000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          XY Gantry               M00-1200000-01                   1        SET       40
-------------------------------------------------------------------------------------------------------------
    B       Left Y Frame            M00-1210000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Right Y Frame           M00-1220000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Front Left Shoe         M00-1230000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Front Right Shoe        M00-1240000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Front X Frame           M00-1250000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Head Plate (M6P0)       M00-1260000-01                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Conveyor                M00-1300000-00                   1        SET       30
-------------------------------------------------------------------------------------------------------------
    B       Conveyor Body           M00-1310000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Base Ass'y              M00-1311000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Base Plate              M00-1311100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Moving Part7            M00-1311200-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Push Plate              M00-1312000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Motor Pulley Set        M00-1313000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Pulley Set              M00-1314000-00                   3        SET
-------------------------------------------------------------------------------------------------------------
      C     Stopper                 M00-1315000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Stopper Cylinder        M00-1315100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Idler                   M00-1316000-00                   4        SET
-------------------------------------------------------------------------------------------------------------
    B       Sensor                  M00-1320000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Pusher 1                M00-1330000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Pusher 2                M00-1340000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Limit Sensor            M00-1350000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Push Pin 1              M00-1360000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Push Pin 2              M00-1370000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Feeder Base             M00-1400000-00                   2        SET         15
-------------------------------------------------------------------------------------------------------------
    B       Swing Clamp Unit        M00-1410000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Base Unit               M00-1420000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
    B       Guide Bracket           M00-1430000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          ANC (Automatic Nozzle   M00-1500000-00                   1        SET         40
            Changer)
-------------------------------------------------------------------------------------------------------------
    B       ANC (M-Head)            M00-1510000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Air Slide Table 1       M00-1511000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Air Slide Table 2       M00-1512000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Locker Ass'y 1          M00-1513000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Module Head             M00-1600000-00                   1        SET         40
-------------------------------------------------------------------------------------------------------------
    B       M-Head Ass'y-6          M00-1620000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Head Block              M00-1621000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Miniture Stroke         M00-1611100-00                   6        SET
-------------------------------------------------------------------------------------------------------------
      C     H-Block C Ass'y         M00-1612000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     N-Shaft Ass'y-A         M00-1613000-00                   3        SET
-------------------------------------------------------------------------------------------------------------
         D  Vacuum Ass'y            M00-1613100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Bearing Pin Ass'y       M00-1613200-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     N-Shaft Ass'y-B         M00-1614000-00                   3        SET
-------------------------------------------------------------------------------------------------------------
         D  Vacuum Ass'y            M00-1613100-00                   1        SET
-------------------------------------------------------------------------------------------------------------
         D  Bearing Pin Ass'y       M00-1613200-00                   1        SET
-------------------------------------------------------------------------------------------------------------
      C     Z-Axis Ass'y            M00-1623000-00                   3        SET
--------------------------------------------------------------------------------------------------------
         D  Z-Motor Ass'y           M00-1623100-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C     R-Axis Ass'y            M00-1624000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D  R-Motor Ass'y           M00-1624100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D  R-Pulley Ass'y-A        M00-1624200-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D  R-Pulley Ass'y-B        M00-1624300-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C     L/S Ass'y 1             M00-1615000-00                   3        SET
-------------------------------------------------------------------------------------------------------------
      C     L/S Ass'y 2             M00-1616000-00                   3        SET
-------------------------------------------------------------------------------------------------------------
      C     V/G Ass'y               M00-1625000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
 A          Vision                  M00-1900000-00                   1        SET         60
-------------------------------------------------------------------------------------------------------------
    B       Teaching Camera         M00-1910000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       F&REAR 3 Head Each      M00-1920000-00                   2        SET
-------------------------------------------------------------------------------------------------------------
 A          Reel Support            M00-1A00000-00                   1        SET         10
-------------------------------------------------------------------------------------------------------------
 A          Main Air                M00-1B00000-00                   1        SET         25
-------------------------------------------------------------------------------------------------------------
 A          Cover                   M00-1C00000-00                   1        SET         10
-------------------------------------------------------------------------------------------------------------
    B       Cover frame             M00-1C10000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
    B       Cover bady              M00-1C20000-00                   1        SET
-------------------------------------------------------------------------------------------------------------
            CONTROL PART
-------------------------------------------------------------------------------------------------------------
    B       Power Box               Harness                          1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Transformer             3P208.220.230-
                                    240(9.6K),220(4K)                1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C                             3P208.220.230-
                                    240(6K),220(4K)                  1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C                             1P208.220.230-
                                    240(4K),110(0.5A)                1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Linear Amp. Power       SMA-4A-0                         1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
    B       Cable Assy              Harness                          1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U22Slot(J1-21, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U14Slot(J1-14, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U17Slot(J1-17, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U14Slot(J1-12, J2-7)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     VME Rack                7U14Slot(J1-14, J2-8)            1        SET         3 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Linear Amp.             SMA-8715(Y)                      1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
      C     Linear Amp.             SMA-8715(X)                      1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
    B       Flat Cable Assy         GSC-06-6037-00                   1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
    B       Vision                  Harness                          1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
      C     CCD CAMERA              CS3720                           1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------
            CCD CAMERA              CS8420                           1        SET         6 WEEK
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
MPS  -  1030P   PARTS LIST                                                                 STANDARD
--------------------------------------------------------------------------------------------------------

SUB-ASS'Y   NAME                    SPEC.(ASS'Y NO)                 Q'TY      UNIT      L/T       REMARK
                                                                                       (DAY)
 A B C D
--------------------------------------------------------------------------------------------------------
           MACHINE PART
--------------------------------------------------------------------------------------------------------
 A         Frame                   M00-1100000-01                   1        SET         6
--------------------------------------------------------------------------------------------------------
    B      Control Bracket         M00-1110000-01                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Main Air Bracket        M00-1120000-01                   1        SET
-------------------------------------------------------------------------------------------------------
 A         XY Gantry               M00-1200000-01                   1        SET         40
--------------------------------------------------------------------------------------------------------
    B      Left Y Frame            M00-1210000-01                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Right Y Frame           M00-1220000-01                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Left Shoe         M00-1230000-01                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front Right Shoe        M00-1240000-01                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Front X Frame           M00-1250000-01                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Head Plate (M4P1)       M00-1270000-01                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Conveyor                M00-1300000-00                   1        SET          30
--------------------------------------------------------------------------------------------------------
    B      Conveyor Body           M00-1310000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Base Ass'y              M00-1311000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Base Plate              M00-1311100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Moving Part             M00-1311200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Push Plate              M00-1312000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Motor Pulley Set        M00-1313000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Pulley Set              M00-1314000-00                   3        SET
--------------------------------------------------------------------------------------------------------
      C    Stopper                 M00-1315000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Stopper Cylinder        M00-1315100-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Idler                   M00-1316000-00                   4        SET
--------------------------------------------------------------------------------------------------------
    B      Sensor                  M00-1320000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Pusher 1                M00-1330000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Pusher 2                M00-1340000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Limit Sensor            M00-1350000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 1              M00-1360000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Push Pin 2              M00-1370000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Feeder Base             M00-1400000-00                   2        SET          15
--------------------------------------------------------------------------------------------------------
    B      Swing Clamp Unit        M00-1410000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Base Unit               M00-1420000-00                   2        SET
--------------------------------------------------------------------------------------------------------
    B      Guide Bracket           M00-1430000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         ANC (Automatic Nozzle   M00-1500000-00                   1        SET          40
           Changer)
--------------------------------------------------------------------------------------------------------
    B      ANC (M-Head)            M00-1510000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 1       M00-1511000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 2       M00-1512000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Locker Ass'y 1          M00-1513000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      ANC (P-Head)            M00-1520000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 1       M00-1521000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Air Slide Table 2       M00-1522000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Locker Ass'y 2          M00-1523000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Module Head             M00-1600000-00                   1        SET          40
--------------------------------------------------------------------------------------------------------
    B      M-Head Ass'y-4          M00-1630000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Head Block              M00-1631000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Miniture Stroke         M00-1611100-00                   4        SET
--------------------------------------------------------------------------------------------------------
      C    H-Block C Ass'y         M00-1632000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-A         M00-1613000-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    N-Shaft Ass'y-B         M00-1614000-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D Vacuum Ass'y            M00-1613100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D Bearing Pin Ass'y       M00-1613200-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Z-Axis Ass'y            M00-1633000-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D Z-Motor Ass'y           M00-1633100-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    R-Axis Ass'y            M00-1634000-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Motor Ass'y           M00-1634100-00                   1        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-A        M00-1634200-00                   2        SET
--------------------------------------------------------------------------------------------------------
         D R-Pulley Ass'y-B        M00-1634300-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 1             M00-1615000-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    L/S Ass'y 2             M00-1616000-00                   2        SET
--------------------------------------------------------------------------------------------------------
      C    V/G Ass'y               M00-1635000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Precision Head          M00-1700000-00                   1        SET               Precsion
--------------------------------------------------------------------------------------------------------
    B      Precision Head RZ Axes  M00-1710000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    R Axis Unit             M00-1711000-00                   1        SET
--------------------------------------------------------------------------------------------------------
      C    Z Axis Unit             M00-1712000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Stopper Bolt With       M00-1720000-00                   1        SET
           Urethane
--------------------------------------------------------------------------------------------------------
    B      Grease Supply Unit      M00-1730000-00                   1        SET
--------------------------------------------------------------------------------------------------------
 A         Vision                  M00-1900000-00                   1        SET          60
--------------------------------------------------------------------------------------------------------
    B      Teaching Camera         M00-1910000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      F&REAR 4 Head Each      M00-1920000-00                   2        SET
--------------------------------------------------------------------------------------------------------
 A         Reel Support            M00-1A00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
 A         Main Air                M00-1B00000-00                   1        SET          25
--------------------------------------------------------------------------------------------------------
 A         Cover                   M00-1C00000-00                   1        SET          10
--------------------------------------------------------------------------------------------------------
    B      Cover frame             M00-1C10000-00                   1        SET
--------------------------------------------------------------------------------------------------------
    B      Cover bady              M00-1C20000-00                   1        SET
--------------------------------------------------------------------------------------------------------
           CONTROL PART
--------------------------------------------------------------------------------------------------------
    B      Power Box               Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Transformer             3P208.220.230-
                                   240(9.6K),220(4K)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            3P208.220.230-
                                   240(6K),220(4K)                  1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C                            1P208.220.230-
                                   240(4K),110(0.5A)                1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp. Power       SMA-4A-0                         1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
    B      Cable Assy              Harness                          1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U22Slot (J1-21, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U17Slot (J1-17, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-12, J2-7)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    VME Rack                7U14Slot (J1-14, J2-8)           1        SET         3WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(Y)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    Linear Amp.             SMA-8715(X)                      1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Flat Cable Assy         GSC-06-6037-00                   1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
    B      Vision                  Harness                          1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
      C    CCD CAMERA              CS3720                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------
           CCD CAMERA              CS8420                           1        SET         6WEEK
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
MPS  -  1050M   PARTS LIST                                                                 STANDARD
--------------------------------------------------------------------------------------------------------

SUB-ASS'Y   NAME                         SPEC.(ASS'Y NO)  Q'TY  UNIT   L/T       REMARK
                                                                      (DAY)
 A B C D
--------------------------------------------------------------------------------------------------------
          MACHINE PART
--------------------------------------------------------------------------------------------------------
A         Frame                           P11-0101000-00   1     SET      6
--------------------------------------------------------------------------------------------------------
A         XY Gantry                       P11-0201000-00   1     SET      40
--------------------------------------------------------------------------------------------------------
    B     Y FRAME                         P11-0201001-00   1     SET
--------------------------------------------------------------------------------------------------------
     C    DRIVING MOTOR                   P11-0201002-00   1     SET
--------------------------------------------------------------------------------------------------------
    B     X FRAME                         P11-0202001-00   1     SET
--------------------------------------------------------------------------------------------------------
     C    DIRVING MOTOR                   P11-0202005-00   1     SET
--------------------------------------------------------------------------------------------------------
    B     Head Plate (M8P0)               M00-12A0000-00   1     SET
--------------------------------------------------------------------------------------------------------
A         Conveyor                        P11-0500000-00   1     SET      30
--------------------------------------------------------------------------------------------------------
    B     PLATE ASS'Y                     P11-0501000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  BOTTOM BASE PLATE ASS'Y         P11-0511000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  FRONT PLATE ASS'Y               P11-0512000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  REAR PLATE ASS'Y                P11-0513000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  MOTOR ASS'Y                     P11-0514000-00   6     SET
--------------------------------------------------------------------------------------------------------
    B     PUSH UP ASS'Y                   P11-0502000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  PUSHING PLATE                   P11-0521000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  CLAMP ASS'Y                     P11-0522000-00   2     SET
--------------------------------------------------------------------------------------------------------
       C  PUSHER                          P11-0523000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  PUSHER                          P11-0524000-00   1     SET
--------------------------------------------------------------------------------------------------------
     C    FINE HEIGHT ADJUSTER            P11-05250000-00  1     SET
          ASS'Y
--------------------------------------------------------------------------------------------------------
     C    FINE HEIGHT ADJUSTER            P11-05260000-00  1     SET
          ASS'Y
--------------------------------------------------------------------------------------------------------
    B     STOPPER                         P11-0533000-00   1     SET
--------------------------------------------------------------------------------------------------------
     C    STOPPER ASS'Y                   P11-0532000-00   1     SET
--------------------------------------------------------------------------------------------------------
    B     MIDDLE ADJUSTER ASS'Y           P11-0504000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  BALL SCREW ASS'Y                P11-0541000-00   2     SET
--------------------------------------------------------------------------------------------------------
       C  BALL SCREW ASS'Y                P11-0542000-00   2     SET
--------------------------------------------------------------------------------------------------------
     C    MOTOR ASS'Y                     P11-0543000-00   1     SET
--------------------------------------------------------------------------------------------------------
A         Feeder Base                     P11-0600000-00   1     SET      15
--------------------------------------------------------------------------------------------------------
A         ANC (Automatic Nozzle           P11-0901000-00   1     SET      40
          Changer)
--------------------------------------------------------------------------------------------------------
    B     ANC (P-Head)                    M00-1520000-00   1     SET                       Precsion
--------------------------------------------------------------------------------------------------------
       C  Air Slide Table 1               M00-1521000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  Air Slide Table 2               M00-1522000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  Locker Ass'y 2                  M00-1523000-00   1     SET
--------------------------------------------------------------------------------------------------------
A         Module Head                     P11-0308000-00   1     SET      40
--------------------------------------------------------------------------------------------------------
    B     M-Head Ass'y-8                  M00-1610000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  Head Block                      M00-1611000-00   1     SET
--------------------------------------------------------------------------------------------------------
          Miniture Stroke                 M00-1611100-00   8     SET
--------------------------------------------------------------------------------------------------------
       C  H-Block C Ass'y                 M00-1612000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  N-Shaft Ass'y-A                 M00-1613000-00   4     SET
--------------------------------------------------------------------------------------------------------
          Vacuum Ass'y                    M00-1613100-00   1     SET
--------------------------------------------------------------------------------------------------------
          Bearing Pin Ass'y               M00-1613200-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  N-Shaft Ass'y-B                 M00-1614000-00   4     SET
--------------------------------------------------------------------------------------------------------
          Vacuum Ass'y                    M00-1614100-00   1     SET
--------------------------------------------------------------------------------------------------------
          Bearing Pin Ass'y               M00-1614200-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  L/S Ass'y 1                     M00-1615000-00   2     SET
--------------------------------------------------------------------------------------------------------
       C  L/S Ass'y 2                     M00-1616000-00   2     SET
--------------------------------------------------------------------------------------------------------
       C  R-Axis Ass'y                    M00-1617000-00   1     SET
--------------------------------------------------------------------------------------------------------
          R-Pulley Ass'y-A                M00-1617100-00   2     SET
--------------------------------------------------------------------------------------------------------
          R-Pulley Ass'y-B                M00-1617200-00   2     SET
--------------------------------------------------------------------------------------------------------
          R-Pulley Ass'y-B1               M00-1617300-00   2     SET
--------------------------------------------------------------------------------------------------------
          R-Motor Ass'y                   M00-1617400-00   1     SET
--------------------------------------------------------------------------------------------------------
          Idle Ass'y                      M00-1617500-00   2     SET
--------------------------------------------------------------------------------------------------------
       C  Z-Axis Ass'y                    M00-1618000-00   2     SET
--------------------------------------------------------------------------------------------------------
          Z-Motor Ass'y                   M00-1618100-00   3     SET
--------------------------------------------------------------------------------------------------------
       C  V/G Ass'y                       M00-1619000-00   1     SET
--------------------------------------------------------------------------------------------------------
   B      LEFT BASE                       P11-0308100-00   1     SET
--------------------------------------------------------------------------------------------------------
   B      RIGHT BASE                      P11-0308200-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  FIRST Z-R PART                  P11-0305200-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  SECOND Z-R PART                 P11-0305300-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  THIRD Z-R PART                  P11-0305400-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  FOURTH Z-R PART                 P11-0305500-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  VARIABLE PITCH ACTUAL           P11-0302200-00   1     SET
          PART
--------------------------------------------------------------------------------------------------------
       C  CAMREA PART FOR OFFSET          P11-0405000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  VACCUM PART                     P11-0304000-00   1     SET
--------------------------------------------------------------------------------------------------------
       C  L/S Ass'y 1                     P11-0308300-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   L/S Ass'y 2                     P11-0308400-00   1     SET
--------------------------------------------------------------------------------------------------------
A         Precision Head                  M00-1700000-00   1     SET                       Precsion
--------------------------------------------------------------------------------------------------------
   B      Precision Head RZ Axes          M00-1710000-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   R Axis Unit                     M00-1711000-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   Z Axis Unit                     M00-1712000-00   1     SET
--------------------------------------------------------------------------------------------------------
   B      Stopper Bolt With               M00-1720000-00   1     SET
          Urethane
--------------------------------------------------------------------------------------------------------
   B      Grease Supply Unit              M00-1730000-00   1     SET
--------------------------------------------------------------------------------------------------------
   B      F&REAR 4 Head Each              M00-1930000-00   1     SET
--------------------------------------------------------------------------------------------------------
A         Cover                           P11-01A0000-00   1     SET      10
--------------------------------------------------------------------------------------------------------
A         Camera                          P11-0401000-00   2     SET      10
--------------------------------------------------------------------------------------------------------
A         Tray Feeder                     P11-0700000-00   1     SET      40
--------------------------------------------------------------------------------------------------------
   B      Elevator Ass'y                  P11-0730000-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   Elevator                        P11-0732000-00   5     SET
--------------------------------------------------------------------------------------------------------
   B      Transfer Ass'y                  P11-0740000-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   Transfer Base                   P11-0741000-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   Transfer Plate                  P11-0742000-00   1     SET
--------------------------------------------------------------------------------------------------------
   B      Up down Plate-Ass'y             P11-0750000-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   Up down Plate-Base              P11-0751000-00   1     SET
--------------------------------------------------------------------------------------------------------
      C   Up down Plate-Ass'y             P11-0752000-00   4     SET
--------------------------------------------------------------------------------------------------------
   B      Cover Plate                     P11-0743000-00   1     SET

             CONTROL PART

--------------------------------------------------------------------------------------------------------
   B      Power Box Assy         MPS-1050                  1      ea
--------------------------------------------------------------------------------------------------------
     C    Power Box Assy                                   1      ea
--------------------------------------------------------------------------------------------------------
        D Connector              MS3102A20-19P             1      ea
---------------------------------------------------------------------------------------------------------
        D Connector              MS3102A28-20S             1      ea
---------------------------------------------------------------------------------------------------------
        D Connector              GCK-16-4R                 1      ea
---------------------------------------------------------------------------------------------------------
        D Connector              GCK-20-4R                  1      ea
---------------------------------------------------------------------------------------------------------
        D Connector              GCR02A25-24S               2      ea
---------------------------------------------------------------------------------------------------------
        D Connector              HIF3C-20D-2.54C            2      ea
---------------------------------------------------------------------------------------------------------
        D Connector              35156-0800                 2      ea
---------------------------------------------------------------------------------------------------------
        D Connector              35155-0600                 8      ea
---------------------------------------------------------------------------------------------------------
        D Connector              AC1105-50M                 2      ea
---------------------------------------------------------------------------------------------------------
        D NOISE FILTER           SUP-E30HCM                 1      ea
---------------------------------------------------------------------------------------------------------
        D Terminal Block         KH-6020-8                  2      ea
---------------------------------------------------------------------------------------------------------
        D Contact Breaker        DCP52BH-250ALW             1      ea
---------------------------------------------------------------------------------------------------------
        D SSR                    WK-1240N                   1      ea
---------------------------------------------------------------------------------------------------------
        D SSR                    WK-02200SQN                1      ea
---------------------------------------------------------------------------------------------------------
        D RELAY                  KH-103-2C                  1      ea
---------------------------------------------------------------------------------------------------------
        D RELAY SOCKET           KH-RS-14-8                 1      ea
---------------------------------------------------------------------------------------------------------
        D SMPS                   ELF1500-24                 1      ea
---------------------------------------------------------------------------------------------------------
        D SMPS                   LN75-12                    1      ea
---------------------------------------------------------------------------------------------------------
        D SMPS                   USF15-05                   1      ea
---------------------------------------------------------------------------------------------------------
        D INDICATOR              TN-32                      2      ea
---------------------------------------------------------------------------------------------------------
        D FAN                    DP201A                     1      ea
---------------------------------------------------------------------------------------------------------
        D PLUG                   POWER ENTRY PLUG(FEMALE)   2      ea
--------------------------------------------------------------------------------------------------------
   B      Connector             MS3108A20-19S(Angle         1      ea
                                Type)
--------------------------------------------------------------------------------------------------------
   B      Connector             MS3108A28-20P               1      ea
--------------------------------------------------------------------------------------------------------
   B      Connector             GCK-16-4P                   1      ea
--------------------------------------------------------------------------------------------------------
   B      Connector             GCK-20-4P                   1      ea
--------------------------------------------------------------------------------------------------------
   B      Connector             GCR06A25-24P                2      ea
--------------------------------------------------------------------------------------------------------
   B      Connector             MS3102A20-19P               1      ea
--------------------------------------------------------------------------------------------------------
   B      Connector             MS3108A20-19S               1      ea
--------------------------------------------------------------------------------------------------------
   B      TRANSFORMER           220V/220V, 50/60Hz          1      ea
                                1PHASE
--------------------------------------------------------------------------------------------------------
   B      BREAKER               ABS 32a-30A                 1      ea
--------------------------------------------------------------------------------------------------------
   B      SWITCH                P1-25/EA/SUB/HI11           1      ea
--------------------------------------------------------------------------------------------------------
   B      KEY SWITCH            RS/K20 (2a)                 1      ea
--------------------------------------------------------------------------------------------------------
   B      FUSE                  DCP-21HI-030HGS             2      ea
--------------------------------------------------------------------------------------------------------
   B      EMG. SWiTCH           ARE4R-12R                   2      ea
--------------------------------------------------------------------------------------------------------
   B      PLUG                  POWER ENTRY PLUG(FEMALE)    2      ea
--------------------------------------------------------------------------------------------------------
   B      Tower Lamp            HY-T-24-3(5W)               1      ea
--------------------------------------------------------------------------------------------------------
   B      Melody Box                                        1      ea
--------------------------------------------------------------------------------------------------------
   B      Flat Cable Assy       GKA-1050-6037-SX1           1      ea
--------------------------------------------------------------------------------------------------------
   B      Flat Cable Assy       GKA-1050-6037-SX2           1      ea
--------------------------------------------------------------------------------------------------------
   B      Cable Assy Harness                                1      ea
--------------------------------------------------------------------------------------------------------
   B      MAU                                               1      ea
--------------------------------------------------------------------------------------------------------
   B      Conveyor Board                                    1      ea
--------------------------------------------------------------------------------------------------------
      C   A'ssy                 P9802                       1      ea
--------------------------------------------------------------------------------------------------------
        DPCB                    P9802                       1      ea
--------------------------------------------------------------------------------------------------------
        DMicom                  PIC16C72-10/SP              3      ea
--------------------------------------------------------------------------------------------------------
        DDCDC Converter         PP1R5-24-5                  1      ea
--------------------------------------------------------------------------------------------------------
   B      Main Board            KVME041                     1      ea
--------------------------------------------------------------------------------------------------------
   B      Axis Board            MRC(2SLOT)                  4      ea
--------------------------------------------------------------------------------------------------------
   B      Servo Amp             750W                        2      ea
--------------------------------------------------------------------------------------------------------
   B      Servo Amp             400W                        1      ea
--------------------------------------------------------------------------------------------------------
   B      Servo Amp             200W                        1      ea
--------------------------------------------------------------------------------------------------------
   B      Servo Amp             100W                        1      ea
--------------------------------------------------------------------------------------------------------
   B      Servo Amp             50W(Single)                 1      ea
--------------------------------------------------------------------------------------------------------
   B      Servo Amp             20W(2?/1set)                4      ea
--------------------------------------------------------------------------------------------------------
   B      NX02                  NX02                        1      ea
--------------------------------------------------------------------------------------------------------
   B      Serial Board          KVME308                     1      ea
--------------------------------------------------------------------------------------------------------
   B      I/O Board             NX12                        1      ea
--------------------------------------------------------------------------------------------------------
   B      STEP MOTOR Controller NX03S B/D                   2      ea
--------------------------------------------------------------------------------------------------------
   B      STEP Motor Driver     DCSMD2 U240                 5      ea
--------------------------------------------------------------------------------------------------------
   B      VME Rack              7U19Slot(J1-15, J2-8)       1      ea
--------------------------------------------------------------------------------------------------------
   B      J2 Jump Cable         2Slot                       1      ea
--------------------------------------------------------------------------------------------------------
   B      Feeder Interface Board                            2      ea
--------------------------------------------------------------------------------------------------------
   B      SLTA                                              1      ea
--------------------------------------------------------------------------------------------------------
   B      PC                    HUB Station                 1      ea
--------------------------------------------------------------------------------------------------------
   B      LCD Monitor           JY8000                      1      ea
--------------------------------------------------------------------------------------------------------
   B      Teaching Box                                      1      ea
--------------------------------------------------------------------------------------------------------
   B      SWITCH                LB-16SK(24V LED,GRN)        2      ea
--------------------------------------------------------------------------------------------------------
   B      SWITCH                LB-16SK(24V LED,RED)        2      ea
--------------------------------------------------------------------------------------------------------
   B      SWITCH                LB-16SK(24V LED,YEL)        2      ea
--------------------------------------------------------------------------------------------------------

                 OPTION PART
--------------------------------------------------------------------------------------------------------

    B     Foot Ass'y            P11-0102000-00              1     SET
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

OPTION                         PARTS LIST                                                      STANDARD


LEVEL   NAME                              SPEC.(ASS'Y NO)  Q'TY  UNIT   L/T       REMARK

--------------------------------------------------------------------------------------------------------
 A         Exchanger                      M00-2000000-00    1    SET
--------------------------------------------------------------------------------------------------------
    B      Foot Ass'y                     M00-2100000-00    1    SET
--------------------------------------------------------------------------------------------------------
    B      Arm Unit                       M00-2200000-00    1    SET
--------------------------------------------------------------------------------------------------------
      C    Shaft for Exchanger            M00-2210000-00    2    SET
--------------------------------------------------------------------------------------------------------
      C    Rack Pinion                    M00-2220000-00    1    SET
--------------------------------------------------------------------------------------------------------
    B      R-Support                      M00-2300000-00    1    SET
--------------------------------------------------------------------------------------------------------
      C    254-Ass'y                      M00-2310000-00    1    SET
--------------------------------------------------------------------------------------------------------
      C    330-Ass'y                      M00-2320000-00    1    SET
--------------------------------------------------------------------------------------------------------
 A         Intelligent Feeder             M00-3000000-00    1    SET
--------------------------------------------------------------------------------------------------------
    B      Reel Hanger                    M00-3100000-00    1    SET
--------------------------------------------------------------------------------------------------------
 A         CSP Camera                     M00-4000000-00    1    SET
--------------------------------------------------------------------------------------------------------
 A         Stick Feeder                   M00-5000000-00    1    SET
--------------------------------------------------------------------------------------------------------
 A         Shuttle                        M00-6000000-00    1    SET
--------------------------------------------------------------------------------------------------------
 A         Tray Feeder Unit               M00-7000000-00    1    SET
--------------------------------------------------------------------------------------------------------
 A         Cutter                         M00-8000000-00    1    SET
--------------------------------------------------------------------------------------------------------

                                   Schedule 8

                    MIRAE'S ACCESSORIES PRICES AND LEAD-TIMES


             (To be provided by MIRAE and attached by June 15, 1999)



                               * * * * * * * * * *

                                   Schedule 8
                   MIRAE's Accessories, Prices and Lead-Times


----------------------------------------------------------------------------------------------------------------
Accessory                                                                          Price          Lead-Time
----------------------------------------------------------------------------------------------------------------
Auto-Board Width Adjustment Feature for Meridian-1030 &                             **             6 Weeks
Meridian-1030P Models (Note: Must be installed at Mirae Factory at Initial
System Production)
----------------------------------------------------------------------------------------------------------------
CSP Camera Option for Meridian-1010P, Meridian-1020P, and                           **             6 Weeks
Meridian-1030P Models
----------------------------------------------------------------------------------------------------------------
20 Tray Feeder                                                                      **             6 Weeks
----------------------------------------------------------------------------------------------------------------
30 Tray Shuttle Feeder                                                              **             6 Weeks
----------------------------------------------------------------------------------------------------------------
Feeder Exchange Cart                                                                **             6 Weeks
----------------------------------------------------------------------------------------------------------------
Line Management Program (Site License)                                              **             6 Weeks
----------------------------------------------------------------------------------------------------------------
Tape Feeders
----------------------------------------------------------------------------------------------------------------
          8mm                                                                       **             6 Weeks
----------------------------------------------------------------------------------------------------------------
          12mm                                                                      **             6 Weeks
----------------------------------------------------------------------------------------------------------------
          16mm                                                                      **             6 Weeks
----------------------------------------------------------------------------------------------------------------
          24mm                                                                      **             6 Weeks
----------------------------------------------------------------------------------------------------------------
          32mm                                                                      **             6 Weeks
----------------------------------------------------------------------------------------------------------------
          44mm                                                                      **             6 Weeks
----------------------------------------------------------------------------------------------------------------
          56mm                                                                      **             6 Weeks
----------------------------------------------------------------------------------------------------------------
